Execution Copy
                                                                  --------------



                            ASSET PURCHASE AGREEMENT

                             Dated December 10, 1998

                                      among


                           SCITEX DIGITAL VIDEO, INC.

                       SCITEX DIGITAL VIDEO (EUROPE) LTD.

                    SCITEX DIGITAL VIDEO (ASIA PACIFIC), INC.

                            SCITEX DEVELOPMENT CORP.

                             SCITEX CORPORATION LTD.

                                       and

                                   ACCOM, INC.

                                             TABLE OF CONTENTS
                                                                                                      Page
                                                                                                      ----
1 Agreement to Sell and Agreement to Purchase...........................................................1
         1.1 Assets to be Conveyed......................................................................1
         1.2 Excluded Assets............................................................................3
         1.3 Assets of Seller's Affiliates..............................................................4
         1.4 Further Assurances.........................................................................4
2. Consideration to be Paid by Buyer....................................................................4
         2.1 Purchase Price for Acquisition Assets......................................................4
         2.2 Severance Payments.........................................................................4
         2.3 Additional Consideration...................................................................6
         2.4 Specific Liabilities and Executory Liabilities Assumed by Buyer;
                  Indemnity for Post-Closing Liabilities Incurred by Buyer..............................7
         2.5 Liabilities Not Assumed by Buyer...........................................................7
         2.6 Allocation of Purchase Price...............................................................9
         2.7 Use of Property by Buyer for Transition Period.............................................9
         2.8 Revenue Payments..........................................................................10
3. Representations and Warranties of Seller and Parent.................................................11
         3.1 Organization and Good Standing............................................................11
         3.2 Authorization of Agreement; Capital Stock.................................................12
         3.3 Ownership of Acquisition Assets...........................................................12
         3.4 Financial Condition.......................................................................13
         3.5 Property of Seller........................................................................14
         3.6 Agreement Not in Breach of Other Instruments..............................................16
         3.7 Labor and Employment Matters..............................................................16
         3.8 Pension and Employee Benefit Plans........................................................17
         3.9 Litigation and Compliance with Laws.......................................................17
         3.10 Contracts and Other Instruments..........................................................19
         3.11 Inventories..............................................................................20
         3.12 Officers and Directors; Compensation of and Indebtedness to and
                  from Officers, Directors and Parents.................................................20
         3.13 Powers of Attorney and Suretyships.......................................................20
         3.14 Insurance................................................................................20
         3.15 Customers................................................................................21
         3.16 No Undisclosed Liabilities...............................................................21
         3.17 Tax Matters..............................................................................21
         3.18 Brokerage................................................................................22
         3.19 Year 2000 Issues.........................................................................22
         3.20 Accounts Receivable......................................................................22
         3.21 Working Capital..........................................................................23
         3.22 Knowledge................................................................................23
         3.23 Investment Representations...............................................................23
4. Representations and Warranties of Buyer.............................................................24
         4.1 Organization and Corporate Authority......................................................24
         4.2 Agreement Not in Breach of Other Instruments..............................................24
         4.3 Regulatory Approvals......................................................................24
         4.4 Brokerage.................................................................................24
         4.5 Valid Issue...............................................................................24
         4.6 SEC Filings...............................................................................24
5. Closing.............................................................................................25
6. Certain Understandings and Agreements of the Parties................................................25
         6.1 Condition to Transfer of Certain Contracts................................................25

                                       i

                                             TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

         6.2 Change of Name............................................................................25
         6.3 Waiver of Compliance with Bulk Sales......................................................25
         6.4 Covenant Not to Compete...................................................................25
         6.5 Use of Name...............................................................................25
         6.6 Parent and SDC Guarantee..................................................................26
         6.7 Additional Insured........................................................................26
         6.8 Access to Records for Tax Audits..........................................................26
         6.9 Limitation on Certain Additional Indebtedness.............................................26
7. Closing Deliveries..................................................................................27
         7.1 Seller's Deliveries.......................................................................27
         7.2 Buyer's Deliveries........................................................................27
8. [Intentionally Omitted].............................................................................28
9. Indemnification; Survival of Representations and Warranties.........................................28
         9.1 Indemnification/Survival of Representations and Warranties................................28
         9.2 Indemnification Claims....................................................................30
         9.3 Parent as Agent...........................................................................32
         9.4 Nonexclusive Remedy.......................................................................33
         9.5 Aid to Arbitration........................................................................33
         9.6 Materiality...............................................................................34
10. [Intentionally Omitted]............................................................................34
11. Miscellaneous Provisions...........................................................................34
         11.1 Construction.............................................................................34
         11.2 Notices..................................................................................34
         11.3 Assignment...............................................................................35
         11.4 Amendments and Waivers...................................................................35
         11.5 Remedies.................................................................................35
         11.6 Attorneys' Fees..........................................................................35
         11.7 Binding Nature of Agreement..............................................................36
         11.8 Expenses.................................................................................36
         11.9 Entire Agreement.........................................................................36
         11.10 Severability............................................................................36
         11.11 Counterparts............................................................................36
         11.12 Section Headings........................................................................36
12. Submission to Jurisdiction; Agent for Service......................................................36


Exhibits
--------

         Exhibit A-1                Warrant for 250,000 shares of Common Stock

         Exhibit A-2                Warrant for 750,000 shares of Common Stock

         Exhibit B-1                Non-Negotiable Subordinated Promissory Note in the principal amount of $750,000

         Exhibit B-2                Non-Negotiable Subordinated Promissory Note in the principal amount of
                                    $1,315,000

         Exhibit C-1                Noncompetition Agreement

         Exhibit C-2                Investor Rights Agreement

         Exhibit D                  Bill of Sale

         Exhibit E-1                Seller Assignment and Assumption Agreement

         Exhibit E-2-A              Seller U.S. Patent Assignment

         Exhibit E-2-B              Parent U.S. Patent Assignment

         Exhibit E-3-A              Seller Foreign Patent Assignment

         Exhibit E-3-B              Parent Foreign Patent Assignment

         Exhibit E-4-A              Seller U.S. Patent Application Assignment

         Exhibit E-4-B              Parent U.S. Patent Application Assignment

         Exhibit E-5-A              Seller Foreign Patent Application Assignment

         Exhibit E-5-B              Parent Foreign Patent Application Assignment

         Exhibit E-6-A              Seller Registered Trademark and Trademark Application Assignment

         Exhibit E-6-B              Parent Registered Trademark and Trademark Application Assignment

         Exhibit E-7-A              Seller Unregistered and Foreign Trademark Assignment

         Exhibit E-7-B              Parent Unregistered and Foreign Trademark Assignment


Schedules
---------

        Schedule 1.1(a)   Fixed Assets
        Schedule 1.1(b)   Intangible Personal Property
        Schedule 1.1(c)   Contracts, Leases, Sales Orders, Purchase Orders, Etc.
        Schedule 1.1(d)   Inventory
        Schedule 1.1(f)   Motor Vehicles and Other Rolling Stock
        Schedule 1.1(g)   Accounts Receivable
        Schedule 1.1(h)   Prepaid Items and Deposits
        Schedule 1.1(i)   Equity Ownership in Third Parties
        Schedule 1.2(h)   Excluded Logos and Taglines
        Schedule 1.2(i)   Other Excluded Assets
        Schedule 1.3      Excluded Assets of Seller's Affiliates
        Schedule 2.2(a)   Transferred Employees
        Schedule 2.2(b)   Additional Non-Transferred Employee Severance Amount
        Schedule 2.4(a)   Trade Accounts Payable
        Schedule 2.4(b)   Other Assumed Liabilities
        Schedule 2.5(e)   Other Liabilities Not Assumed
        Schedule 2.6      Purchase Price Allocation
        Schedule 3.1      Subsidiaries, Etc. of Seller
        Schedule 3.3      Ownership of Acquisition Assets
        Schedule 3.4.3    Absence of Certain Changes
        Schedule 3.4.4    Certain Accounting Items
        Schedule 3.5.1    Real Property
        Schedule 3.5.2    Tangible Personal Property
        Schedule 3.5.3    Intangible Personal Property
        Schedule 3.6      Breach
        Schedule 3.7(a)   Employee Plans and Agreements
        Schedule 3.7(d)   Severance Costs
        Schedule 3.8      Pension and Employee Benefits
        Schedule 3.9.1    Litigation
        Schedule 3.9.2    Licenses, Permits and Authorizations
        Schedule 3.10.1   Contracts and Other Instruments
        Schedule 3.12.1   Officers and Directors
        Schedule 3.12.2   Indebtedness to Insiders
        Schedule 3.13     Powers of Attorney
        Schedule 3.14     Insurance
        Schedule 3.16     Undisclosed Liabilities
        Schedule 3.17.4   Foreign Establishments
        Schedule 3.19     Year 2000 Analysis

                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of December 10, 1998 by and among Accom, Inc., a Delaware corporation ("Buyer"), Scitex Digital Video, Inc., a Massachusetts corporation ("Seller"), Scitex Digital Video (Europe) Limited, a private limited company incorporated in England and Wales ("SDVE"), Scitex Digital Video (Asia Pacific), Inc., a California corporation ("SDVAP"), Scitex Development Corp., a Massachusetts corporation ("SDC"), and Scitex Corporation Ltd., an Israel corporation (the "Parent").

                                    RECITALS

         A. Seller is engaged in the business (the "Business") of developing, manufacturing, marketing and selling digital video manipulation equipment and non-linear video workstations for the video industry.

         B. Seller owns all of the outstanding capital stock of SDVAP; SDC owns all of the outstanding capital stock of Seller; and the Parent owns all of the outstanding capital stock of SDC and SDVE.

         C. Seller desires to sell to Buyer the Business, including certain of the assets and liabilities of Seller, and Buyer desires to acquire the Business and such assets and liabilities on the terms and conditions hereinafter set forth.

         D. Certain of the Acquisition Assets (as defined below) are held by SDVAP, SDVE and the Parent and are to be transferred to the Buyer.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1.       Agreement to Sell and Agreement to Purchase.

                  1.1 Assets to be Conveyed. On the Closing Date (as hereinafter defined), Seller shall convey, transfer, assign, sell and deliver to Buyer, and Buyer shall acquire, accept and purchase, all of the following assets, properties and rights of Seller (hereinafter collectively referred to as the "Acquisition Assets"):

                           (a) All of the computer  equipment,  video equipment,
cameras, test and measurement equipment, tooling and production features, test fixtures, other equipment, furniture, fixtures and machinery owned or used by Seller on the Closing Date (collectively, the "Fixed Assets"), whether or not fully depreciated on the books and records of Seller, including, without limitation, those assets set forth in Schedule 1.1(a) attached hereto;

                           (b) All of Seller's right,  title and interest in and
to (i) each patent and patent application, copyright, copyright application, trademark, trademark application, service mark, service mark application, trade name and trade name registration (in any such case, whether registered or to be registered in the United States of America or elsewhere) applied for, issued to or owned by Seller and (ii) all processes, inventions, trade secrets, trade names, computer programs, software, software tools, formulae, know how and other intangible personal property used by Seller in the Business (all of the foregoing in this Section 1.1(b) being hereinafter referred to collectively as the "Intangible Personal Property") including, without limitation those items set forth in Schedule 1.1(b) attached hereto;

                           (c) Subject to Section  6.1  hereof,  all of Seller's
right, title and interest in and to each real property lease, equipment or other lease, license, contract, bid or proposal for contract, agreement, purchase or sales order, indenture or commitment, warranty (express or implied) written or oral, to which Seller is a party on the Closing Date or by which any of the Acquisition Assets is then bound (collectively, the "Contracts"), including, without limitation, those set forth on Schedule 1.1(c);

                           (d) All  inventory  of  Seller  used in the  Business
which exists on the Closing Date whether or not located on Seller's property, including without limitation, work-in-process, finished goods, demonstration finished goods, rotation stock, work-in-process held at subcontractors, and service parts (collectively, the "Inventory"), including without limitation, the Inventory set forth on Schedule 1.1(d), which Inventory is subject to change between the date hereof and the Closing Date in the ordinary course of Seller's Business;

                           (e)   All   office   supplies,    safety   equipment,
maintenance supplies and other similar items of Seller which exist on the Closing Date, whether or not reflected in Seller's books and records;

                           (f) The motor  vehicles and other rolling stock owned
by Seller on the Closing Date, including those which are listed in Schedule 1.1(f) attached hereto;

                           (g) All accounts  receivable of Seller outstanding as
of the Closing Date, including without limitation, any of the accounts receivable listed on Schedule 1.1(g) that are outstanding on the Closing Date;

                           (h) All  prepaid  items and other  amounts  of Seller
existing on the Closing Date which are specifically listed in Schedule 1.1(h) and the security deposit with respect to the lease for the Grass Valley, California facility;

                           (i)  All  capital  stock,   convertible   securities,
partnership interests, participation interests and other equity ownership interests in any corporation, entity or other third party, including without limitation, the interests specifically listed in Schedule 1.1(i);

                           (j) The  Business,  together with all goodwill of the
Business, customer lists, sales brochures, computer software, books, records and accounts, correspondence, production records, employment records and any confidential information relating to or arising out of the Business;

                           (k) All of Seller's right,  title and interest in and
to all federal, state and local licenses, permits and other governmental authorizations relating to the Business, including without limitation those listed in Schedule 3.9.2, to the extent the transfer thereof is permitted by applicable law and governmental regulations; and

                           (l) Except as  specifically  provided  in Section 1.2
hereof, all other assets and properties of Seller which exist on the Closing Date, whether tangible or intangible, real or personal.

                  1.2 Excluded Assets. Notwithstanding Section 1.1 hereof, Seller is not selling, and Buyer is not purchasing, pursuant to this Agreement, any of the following (the "Excluded Assets"), all of which shall be retained by
Seller:

                           (a) Any cash of Seller;

                           (b)  Seller's  minute  books,  tax  returns and other
corporate documents;

                           (c)  Security  deposits  with  respect  to  all  real
property leases other than the lease for the Grass Valley, California facility;

                           (d) Any equity interest in SDVAP, SDVE and SDC;

                           (e) All Taxes  withheld by Seller from its employees'
salaries and wages;

                           (f) All  refunds  from  any  federal,  state or local
government or agency related to taxes paid by Seller with respect to taxable periods (or portions thereof) prior to the Closing Date;

                           (g)  Subject  to  the   provisions  of  Section  6.7,
Seller's rights under all insurance policies naming Seller, SDC, SDVAP, SDVE or the Parent as beneficiary;

                           (h) Subject to the  provisions  of Section  6.5,  any
right, title or interest in the name "Scitex," or any trade names, trademarks, identifying logos or service marks related thereto or employing the words "Scitex" or any part or variation of any of the foregoing or any confusingly similar trade names, trademark or logo, or any of the logos or taglines listed on Schedule 1.2(h) used by Parent or its affiliates and also used by the Seller, SDVAP or SDVE in connection with the Business;

                           (i) Those assets  specifically  set forth on Schedule
1.2(i); and

                           (j) Intercompany  receivables  reflected on the books
of Seller, SDVAP, SDVE, SDC and Parent.

                  1.3 Assets of Seller's Affiliates. Notwithstanding the provisions of Section 1.1, Acquisition Assets shall also include (a) any of the items listed in Section 1.1 that are held by SDVE and SDVAP and (b) the Intangible Personal Property of the Parent related to the Business, unless listed on Schedule 1.3 or Schedule 1.2(h). The Parent, SDVE and SDVAP acknowledge and agree that such items shall be transferred to Buyer at the Closing and that they do not have any ownership or other interest in such items following the Closing.

                  1.4 Further Assurances. From time to time after the Closing (as hereinafter defined), Seller, SDVAP, SDVE, SDC and Parent will execute and deliver to Buyer such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be reasonably requested by Buyer in order to vest in Buyer all right, title and interest of Seller in and to the Acquisition Assets and otherwise in order to carry out the purpose and intent of this Agreement. From time to time after the Closing, (i) upon Seller's request, Buyer will return to Seller any Excluded Assets that are in the possession of Buyer or any of its Affiliates, and (ii) during the period ending on the six-month anniversary of the Closing, Buyer will use commercially reasonable efforts to inform Seller of its intention to destroy any tax books and records relating to the conduct of the Business prior to the Closing.

         2. Consideration to be Paid by Buyer.

                  2.1 Purchase Price for Acquisition Assets. Subject to adjustment as set forth in Section 2.8, the aggregate purchase price for the Acquisition Assets and the Covenant Not to Compete (as hereinafter defined) (the "Purchase Price") shall be (a) $7,550,000 plus (b) the Warrants described in
Section 2.3 plus (c) the Promissory Notes described in Section 2.3. Subject to the provisions of Section 2.2, $7,550,000 of the Purchase Price shall be paid to Seller by wire transfer of immediately available funds at the Closing to an account designated by Seller.

                  2.2 Severance Payments.

                           (a) The employees of Seller who have accepted  offers
of employment with Buyer prior to the date hereof for employment commencing subsequent to the Closing Date (the "Transferred Employees") are set forth on
Schedule 2.2(a). Seller shall ensure that the employment of the Transferred Employees by Seller shall cease on the Closing Date. The Transferred Employees shall begin employment with Buyer effective as of the day following the Closing Date. All of the employees (current or past) of Seller who have not been offered employment by Buyer are referred to herein as "Non-Transferred Employees." All of the employees of Seller who have been offered employment by Buyer as of the Closing but who have not accepted such offer prior to the expiration thereof are referred to herein as "Declining Employees." Buyer's offer of employment letters to each employee of Seller to whom Buyer is offering employment shall contain a provision stating that if such employee's employment with Buyer is terminated by Buyer within one (1) year of the Closing without cause then Buyer will pay to such terminated employee the severance amount to which such employee would have been entitled to on the Closing Date if he or she had been terminated without cause under Seller's Severance Plan, a copy of which has been attached to
Schedule 3.8 ("Severance Plan").

                           (b) Without  limiting the  provisions of Section 2.5,
and subject to the succeeding sentence, Seller and Parent shall be liable for, and shall promptly pay when due, all severance costs, termination payments, and accrued or other liabilities to or with respect to any and all Non-Transferred Employees (collectively "Non-Transferred Employee Severance Costs"). Notwithstanding the foregoing, Buyer shall be responsible for, and promptly shall pay to Seller or Parent when requested to do so by Seller or Parent, or reimburse Seller for, those Non-Transferred Employee Severance Costs above $500,000 and listed on Schedule 2.2(b) (any such amounts greater than $500,000 and listed on Schedule 2.2(b) being the "Additional Non-Transferred Employee Severance Amount"), excluding any amounts payable under Seller's employment agreements with the Chief Executive Officer and the Chief Financial Officer (which shall be the sole responsibility of Seller and Parent and shall not be counted towards the $500,000 threshold amount referenced above). Buyer shall not be responsible for any Non-Transferred Employee Severance Costs not listed on
Schedule 2.2(b), such amounts to be liabilities not assumed by Buyer pursuant to
Section 2.5. Any amounts owed to any employees as accrued vacation and/or under Seller's Flexible Time Off benefit program (the "FTO Program") shall not be included in Non-Transferred Employee Severance Costs or the Additional Non-Transferred Employee Severance Amount.

                           (c) The  obligations  of Buyer under this Section 2.2
are conditioned specifically upon the accuracy in all material respects of the representations and warranties of Seller and Parent set forth in Section 3.7(d) that affect the magnitude of the Non-Transferred Employee Severance Costs, Declining Employee Severance Costs or the Transferred Employee Severance Costs (as defined below) or Buyer's liability with respect to such costs. Subject to
Section 2.2(f), in no event is Buyer assuming any obligation to pay any severance costs, termination payments or accrued or other liabilities to any Transferred Employee or with respect to any Transferred Employee's employment or cessation of employment with Seller ("Transferred Employee Severance Costs"), nor any Additional Non-Transferred Employee Severance Amount related to payments made to any employee in excess of the standard payments under the reduction-in-force policy of Seller described in Section 3.7(d). In addition, in no event is Buyer assuming any obligation of Seller to pay any costs or other liabilities owed to any employee (including former employee) of Seller under the Worker Adjustment and Retraining Notification Act (the "WARN Act"). Subject to
Section 2.2(e), if any Transferred Employee (or group thereof) makes a claim against Buyer for any Transferred Employee Severance Costs, or if any employee (including former employee) of Seller makes a claim against Buyer for any liabilities or obligations under the WARN Act, Buyer shall have the right to tender the defense of such claim to Seller or Parent and Seller or Parent shall have the obligation to defend, indemnify and hold harmless Buyer against such

Transferred Employee Severance Costs or liabilities or obligations under the WARN Act and all costs reasonably incurred by Buyer in connection with such claim. Any Transferred Employee Severance Costs or liabilities or obligations due under the WARN Act shall not apply towards the threshold or maximum indemnification amounts set forth in Section 9.1.5.

                           (d) Seller shall be  responsible  for any payments or
obligations under the FTO Program. Seller also shall be responsible for paying any unpaid salary, sales commissions and expense reimbursements due Seller's employees with respect to the period on or prior to the Closing Date. If any Non-Transferred Employee, Declining Employee or Transferred Employee (or group thereof) makes a claim against Buyer for any payments or obligations under the FTO Program or any such other payments described in the preceding sentence, Buyer shall have the right to tender the defense of such claim to Seller or Parent and Seller or Parent shall have the obligation to defend, indemnify and hold harmless Buyer against such amounts and all costs reasonably incurred by Buyer in connection with such claim. Any such amounts shall not apply towards the threshold or maximum indemnification amounts set forth in Section 9.1.5.

                           (e) Without  limiting the  provisions of Section 2.5,
Seller and Parent shall be liable for, and shall promptly pay when due, all severance costs, termination payments, and accrued or other liabilities to or with respect to any and all Declining Employees.

                           (f) Notwithstanding the provisions of Section 2.2(c),
Buyer shall assume and be responsible for any Transferred Employee Severance Costs with respect to any Transferred Employee whose employment is terminated by Buyer within one (1) year of the Closing Date without cause; provided, however, that any Transferred Employee Severance Costs for which Buyer may become liable under this Section 2.2(f) shall be limited to amounts that would have been due as severance payments under Seller's Severance Plan to employees terminated without cause, but nothing over such amounts, except for costs reasonably incurred by Seller in connection with any claim for such amounts.

                           (g) Any  amounts  paid or payable by Buyer under this
Section 2.2 shall be treated by the parties as additions to the Purchase Price for tax purposes.

                  2.3 Additional Consideration.

                           (a)  Warrants.  As additional  consideration  for the
acquisition of the Acquisition Assets, at the Closing, Buyer shall issue to Seller warrants (the "Warrants"), in the form of Exhibits A-1 and A-2 hereto, to purchase (a) 250,000 shares of the Common Stock, par value $0.001 per share, of Buyer ("Common Stock"), at an exercise price of $1.00 per share and (b) 750,000 shares of Common Stock at an exercise price of $3.00 per share. The Warrants shall be exercisable for a period of ten (10) years from the date of issuance. The Warrants shall be redeemable by Buyer for a price of $0.01 per share under certain circumstances as described in the Warrants.

                           (b) Promissory Note. As additional  consideration for
the acquisition of the Acquisition Assets, at the Closing, Buyer shall issue to Seller two promissory notes (collectively, the "Promissory Notes") as follows:
(i) a promissory note in the principal amount of $750,000 in the form of Exhibit B-1 hereto (the "$750K Promissory Note"), and (ii) a promissory note in the principal amount of $1,315,000 in the form of Exhibit B-2 hereto.

                  2.4 Specific Liabilities and Executory Liabilities Assumed by Buyer; Indemnity for Post-Closing Liabilities Incurred by Buyer. As further consideration for consummation of the transactions contemplated hereby, subject to Section 2.5 hereof, at the Closing Buyer shall assume and agree to thereafter pay when due and discharge and indemnify Seller and hold Seller harmless with respect to the following liabilities:

                           (a) The trade accounts  payable set forth on Schedule
2.4(a) and any other trade accounts payable of Seller outstanding (whether recorded or not) on the Closing Date that have been incurred in the ordinary course of Seller's Business prior to the Closing Date (up to a maximum amount of $50,000 above the amount of trade payables set forth on Schedule 2.4(a));

                           (b) Specific items included on Schedule 2.4(b); and

                           (c) The  executory  liabilities  and  obligations  of
Seller to be performed after the Closing Date under each Contract.

Buyer shall further indemnify and hold harmless Seller, Parent, SDVE, SDVAP and SDC with respect to any liability or obligation resulting from the operation by Buyer of the Business after the Closing Date; provided, however, that Buyer shall have no obligation to Seller with respect to any such obligation which Seller, Parent, SDVE, SDVAP or SDC is otherwise obligated to indemnify Buyer hereunder.

                  2.5 Liabilities Not Assumed by Buyer. Buyer shall not be deemed by anything contained in this Agreement to have assumed and Seller and Parent (jointly and severally) hereby agree to fully pay and perform in a prompt and timely manner and to indemnify Buyer and hold Buyer harmless with respect to:

                           (a) Any  liabilities  or  obligations  in  respect of
Environmental Damages (as hereinafter defined in Section 3.9.3);

                           (b)   Except   for   the   trade   accounts   payable
specifically assumed pursuant to Section 2.4(a), any accounts payable or notes payable of Seller, whether incurred for the purchase of any Acquisition Assets or otherwise and any indebtedness of Seller, including any principal, interest or other amount owing in respect of any such indebtedness, including without limitation, any intercompany debt owed by Seller, SDC, SDVE or SDVAP to Parent or any affiliate of Seller or Parent;

                           (c) Except as set forth in Section 2.7, any liability
or obligation of Seller under the following leases: (i) all leases covering offices in the United States (other than the Grass Valley, California lease), including without limitation, the lease covering Seller's Redwood City, California building (except to the extent Buyer has negotiated with the landlord of such facility to assume obligations with respect thereto for occupancy after the Closing Date), (ii) Seller's lease covering property in Hong Kong, (iii) Seller's leases covering properties in Aldermaston, Great Britain, (iv) Seller's leases covering Seller's Portman House properties at 10 Portman Road and 12 Portman Road, Reading, Great Britain, and (v) Seller's leases covering its Jericho, New York, Mt. Prospect, Illinois, and Los Angeles, California sales offices. With respect to the Grass Valley, California lease of Seller, Buyer shall assume and be liable for obligations under such lease with respect to periods following the Closing Date, but shall not be responsible and does not assume any liabilities, obligations or payments with respect to any period on or prior to the Closing Date (except as expressly set forth in Section 2.7);

                           (d) Any accrued  expenses of Seller not  specifically
assumed pursuant to Section 2.4;

                           (e) Any of the items set forth on Schedule 2.5(e);

                           (f)  Except  as  set  forth  in  Section  11.8,   any
liability of Seller for any foreign, federal, state or local income, franchise or payroll taxes, state or local sales, use or property taxes or other taxes of any kind or description;

                           (g) Any accrued or other liability to or with respect
to any employee relating to service prior to the Closing and any accrued or other liability under any employment agreement or any other plan or agreement of the type described in Section 3.7(a)(i), (ii) or (iii) with respect to any of Seller's employees, past or present, except as specifically provided in Section
2.2 or Section 2.4;

                           (h) Any  liability  to any  consultant  or  temporary
employee, whether or not pursuant to any agreement, with respect to service prior to the Closing;

                           (i)  Any  liability  or  obligation   (contingent  or
otherwise) of Seller arising out of any pending or known threatened litigation, whether or not set forth in Schedule 3.9.1, or arising out of any claim or dispute under any Contract presently or heretofore in effect;

                           (j) Any  liability  or  obligation  of  Seller to GSS
Array in connection with the dispute between Seller and GSS Array regarding breach of contract allegations related to purchases of components and materials, and any other matter related thereto;

                           (k)  Any  liability  or  obligation  arising  out  of
defects in, or damages to persons or property arising from, products sold or services provided or which were to be provided (but only for any such liability or obligation arising solely out of the fact that such services were not timely provided when due) by the Seller prior to the Closing Date;

                           (l) Any  liability or  obligation of Seller under any
Contract which are required to be paid or performed prior to the Closing Date;

                           (m) Any  liability or  obligation of Seller under any
contract or agreement not specifically assumed by Buyer pursuant to this Agreement;

                           (n) Any negative cash balances, book overdrafts, held
checks or similar liabilities of Seller; and

                           (o) Any  liabilities  or obligations of Seller of any
nature whatsoever, whether or not known by Seller or Parent on the Closing Date, unless specifically assumed by Buyer under Section 2.4.

                  2.6 Allocation of Purchase Price. The Purchase Price, the liabilities assumed by Buyer pursuant to Section 2.4, and any amounts payable by Buyer pursuant to Sections 2.2 and 2.8, shall be allocated among the Acquisition Assets and the covenant not to compete in accordance with Schedule 2.6. The Seller and Buyer shall jointly complete and separately file Form 8594 with their respective federal income tax returns for the tax year in which the Closing Date occurs in accordance with such allocation, and neither Buyer nor Seller shall take a position on any income, transfer or gains tax return, before any governmental agency charged with the collection of any such tax or in any judicial proceeding that is in any manner inconsistent with the terms of any such allocation without written consent of the other in each instance.

                  2.7 Use of Property by Buyer for Transition Period. During a limited transition period following the Closing Date (as set forth below), Seller shall permit Buyer to occupy and to operate the Business at the facilities and locations set forth below. Seller shall take such steps as are necessary and shall endeavor to make all necessary arrangements with landlords to facilitate such occupancy. Buyer shall reimburse Seller for all actual out-of-pocket rental and utility payments with respect to such facilities and locations during such period. The transition period referred to above shall be
(a) thirty (30) days with respect to all regional offices of Seller in the United States (other than the Grass Valley, California facility); (b) sixty (60) days with respect to Seller's Hong Kong facility; and (c) sixty (60) days with respect to Seller's Aldermaston, Great Britain facilities. Buyer has made arrangements with the landlord of Seller's headquarters facility in Redwood City, California to remain on the premises for a transition period. If the lease payments due for the month of December 1998 under the Redwood City, California and/or the Grass Valley, California facilities have not been paid as of the Closing Date, then, if permitted by the landlord, such payments (but no late fees) will be made by Buyer to the respective landlords and Buyer shall be entitled to deduct from the cash portion of the Purchase Price to be paid at Closing to Seller the pro rata portion of such payments for the period from December 1, 1998 through the Closing Date.

                  2.8 Revenue Payments. In consideration for the purchase by Buyer hereunder of all rights arising under certain bids, Seller shall be entitled to receive from Buyer the following payments calculated in accordance with this Section 2.8:

                           (a) For a period of five years from the Closing Date,
Buyer shall pay to Seller a percentage of the gross revenues of Buyer arising from the following contracts, a copy of which shall be delivered to Buyer at
Closing: a revised bid, dated November 16, 1998, on Abekas products (including Stratospheres with related software, 8150 switchers and 5100 DVEs) with Nvisage as the United Kingdom contractor (collectively, the "Bluebird Contracts"). The amounts payable under this Section 2.8 shall be calculated as set forth herein. The amount payable by Buyer to Seller shall be (i) one percent (1%) of gross revenues and (ii) a percentage of Gross Margin (as defined below) calculated as follows (collectively, the "Revenue Payments"): (y) eight percent (8%) of aggregate Gross Margin dollar amounts if the Gross Margin percentage is between twenty-five percent (25%) and thirty-five percent (35%), inclusive, or (z) twelve percent (12%) of aggregate Gross Margin dollar amounts if the Gross Margin percentage is greater than thirty-five percent (35%). No Revenue Payments based upon Gross Margin shall be due under a Bluebird Contract if the Gross Margin percentage is below twenty-five percent (25%).

                           (b) For  purposes  of  Section  2.8,  "Gross  Margin"
percentage shall be calculated by dividing (i) Gross Margin by (ii) net revenues from products sold (net of returns and discounts) in accordance with U.S. generally accepted accounting principles ("GAAP"), where Gross Margin is equal to net revenues from products sold minus cost of goods sold, and where cost of goods sold is deemed equal to 115% of the standard cost of materials purchased with respect to such goods sold, and the gross revenues are calculated in accordance with GAAP consistently applied by Buyer. The Gross Margin dollar amount shall be the amount of net revenues from products sold minus the cost of goods sold (as calculated above).

                           (c)  The  determination  as to  whether  any  Revenue
Payments are due shall be made on a biannual basis during the five-year period and each biannual period shall be considered on a stand-alone basis for purposes of the calculations hereunder. Within forty-five (45) days after the end of each biannual period during the five-year period, Buyer shall prepare and deliver to Seller a statement showing the calculation of the amount of Revenue Payments arising during such previous biannual period. Buyer shall pay to Seller such amount payable pursuant to Section 2.8(a), in immediately available funds, to an account designated by Seller by written notice to Buyer not less than three days before such payment is due. Buyer shall permit Seller and its representatives reasonable access to the records of Buyer at all times during the sixty (60) calendar days following Buyer's delivery of such statement to Seller and to enable Seller to review and evaluate the bases for Buyer's calculation of the Revenue Payments for such period, during regular business hours and upon reasonable notice, and Seller shall have the right, at its own expense, to make copies of any such records; provided, however, that any such access shall be had in such a manner so as not to unreasonably interfere with the normal conduct of Buyer's business; and provided, further, that Seller shall hold any such information of Buyer in confidence. Seller may dispute the items shown on such statement; provided, however, that Seller shall have notified Buyer in writing of each disputed item, specifying the amount thereof and setting forth in reasonable detail the basis for such dispute, within sixty
(60) calendar days of Buyer's delivery of such statement to Seller. In the event of such a dispute, Buyer and Seller shall attempt in good faith to settle the dispute within twenty-one (21) days. If no such agreement can be reached, then the dispute shall be settled in accordance with the provisions of Section 9.2.3(b) of this Agreement without giving effect to the second clause of the penultimate sentence of such section. Any payments due as a result of a resolution of such dispute shall be due and payable in accordance with the provisions of this section within five (5) days of final resolution of such dispute.

                           (d) Buyer  shall have the right to offset any Revenue
Payments due to Seller or Parent hereunder against any amounts due to Buyer (or any Buyer Indemnitee, as defined in Section 9.1.1) from Seller, SDVAP, SDVE, SDC or Seller under this Agreement, including without limitation, indemnification obligations. Such offsets shall be subject to the maximum indemnification caps set forth in Section 9.1.5. Notwithstanding the foregoing, Buyer may not exercise its offset rights under this Section 2.8(d) against any indemnification obligations unless and until Buyer has made a bona fide indemnification claim pursuant to the procedures described in Section 9.2 of this Agreement and, if Seller has disputed such claim, such claim has been submitted for resolution under Section 9.2.3 of this Agreement.

                           (e) Any  amounts  paid or payable by Buyer under this
Section 2.8 shall be treated as additions to the Purchase Price for tax purposes.

         3. Representations and Warranties of Seller and Parent. Seller, SDVE, SDVAP, SDC and Parent jointly and severally represent and warrant to Buyer as set forth below in this Section 3. In addition, SDVE, SDVAP and Parent shall be deemed to be making the representations and warranties under this Section 3 as "Seller" with respect to any assets, liabilities or other matters which are owned, held by or affect any of such parties. The representations and warranties in this Section 3 are subject to the exceptions set forth on the schedules hereto delivered by Seller and Parent to Buyer (the "Seller Disclosure Schedule").

                  3.1 Organization and Good Standing. Seller is duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with full corporate power to carry on the Business as it is now and has since its organization been conducted and to own, lease or operate the Acquisition Assets. There is no other jurisdiction in which the nature of the Business or the character of the Seller's properties makes qualification to do business in such jurisdiction necessary, except as otherwise would not have a Material Adverse Effect. Except as set forth on Schedule 3.1, Seller has no subsidiary and does not own any capital stock of or other equity interest in any corporation, partnership or other entity. Parent is duly organized, validly existing and in good standing under the laws of Israel. SDC is duly organized, validly existing and in good standing under the laws of Massachusetts. SDVE is duly organized, validly existing and in good standing under the laws of the United Kingdom. SDVAP is duly organized, validly existing and in good standing under the laws of California. Each of SDVE and SDVAP have full corporate power to carry on the Business as it is now and has since its organization been conducted and to own, lease or operate the Acquisition Assets it is transferring to Buyer.

                  3.2 Authorization of Agreement; Capital Stock. Seller, SDVE, SDVAP, SDC and Parent have all requisite power and authority to enter into this Agreement and all other agreements and instruments to be executed by them in connection herewith and to consummate the transactions contemplated hereby and thereby. This Agreement and all other agreements and instruments to be executed by Seller, SDVE, SDVAP, SDC or Parent in connection herewith have been (or upon execution will have been) duly executed and delivered by Seller, SDVE, SDVAP, SDC or Parent, as the case may be, have been effectively authorized by all necessary action, corporate or otherwise, and constitute (or upon execution will constitute) legal, valid and binding obligations of Seller, SDVE, SDVAP, SDC and Parent, enforceable against Seller, SDVE, SDVAP, SDC and Parent in accordance with their respective terms. SDC owns all of the outstanding capital stock of Seller free and clear of any liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances, options or claims of any kind or nature whatsoever (collectively, "Liens"), except for Permitted Liens (as defined below) and there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating Seller to issue any additional shares of capital stock. As used herein, "Permitted Liens" means (i) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent and (ii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property or asset subject to such Lien or the use of such property or asset in the conduct of the Business.

                  3.3 Ownership of  Acquisition  Assets.  Except as set forth on
Schedule 3.3, Seller is the lawful owner of or, in the case of leased assets, has the right to use and transfer to Buyer, each of the Acquisition Assets, and the Acquisition Assets are free and clear of all Liens, except for Permitted Liens. The delivery to Buyer of the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to the Acquisition Assets in Buyer, free and clear of all Liens, except for Permitted Liens. The Acquisitions Assets include all assets, rights and interests used in the Business other than the Excluded Assets and other than assets, rights and interests which Seller has the right to use under the Contracts, and which Buyer shall have the right to use after the Closing Date pursuant to the Contracts.

                  3.4 Financial Condition.

                           3.4.1 Financial  Statements.  Seller has furnished to
Buyer: (a) its audited financial statements at and for the years ended December 31, 1995, 1996 and 1997 consisting of balance sheets and the related statements of operations, statements of cash flows and statements of stockholders' equity (collectively, the "Annual Financial Statements"); and (b) unaudited balance sheets and statements of operations at and for the nine-month period ended September 30, 1998 (the "Interim Financial Statements"). The

Annual Financial Statements and Interim Financial Statements are hereinafter referred to collectively as the "Financial Statements."

                           3.4.2 Accounting Standards. The Financial Statements:
(i) have been prepared in accordance with the books and records of Seller; (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered; (iii) reflect and provide adequate reserves and disclosures in respect of all liabilities of Seller, including all contingent liabilities, as of their respective dates to the extent required by GAAP; and (iv) present fairly the financial position and results of operations of Seller at and for the fiscal periods indicated therein.

                           3.4.3 Absence of Certain Changes. Except as set forth
on Schedule 3.4.3, since September 30, 1998 there has not been:

                                   (i)  any  sale,  distribution,   transfer  or
subjection to any Lien of any of Seller's assets, except sales of inventory in the ordinary and usual course of business;

                                   (ii)  any  increase  in the  salary  or other
compensation payable or to become payable to any officer, director or employee, or the declaration, payment, commitment or obligation of any kind for the payment of a bonus or other additional salary, compensation or benefit;

                                   (iii) any  transaction  by Seller  not in the
ordinary and usual course of business;

                                   (iv) any Material  Adverse Effect (as defined
below in this Section 3.4.3);

                                   (v) any damage,  destruction or loss, whether
or not covered by insurance, which has a Material Adverse Effect;

                                   (vi) any  alteration  in the  manner in which
Seller keeps its books, accounts or records or in the accounting practices therein reflected, including the recognition and computation of accrued expenses;

                                   (vii) the incurrence of any  indebtedness for
borrowed money or any commitment to borrow money or any guaranty, direct or indirect, of indebtedness of others, or any prepayment of long-term debt, except for borrowings in the ordinary course of business under any revolving credit facility with Seller's bank lender consistent in amounts with those reflected in the Financial Statements for comparable periods;

                                   (viii)  a   termination,   or  a  threat   of
termination known to Seller, or material modification of any material Contract or the relationship of Seller with any material customer or supplier or the occurrence of any material adverse event affecting any product or process used by or in the Business;

                                   (ix) except as provided elsewhere herein, any
acquisitions or leases of or commitments to acquire or lease any realty, or any item of personal property in excess of $35,000 in the aggregate, other than inventory in the ordinary course of business; or

                                   (x) any change in the operations, business or
manner of conducting the Business, other than changes in the ordinary and usual course of business consistent with prior practice, none of which, individually or in the aggregate, has had or is expected to have a Material Adverse Effect.

         As used in this Agreement, "Material Adverse Effect" means any change in or effect on the business of Seller that is or is reasonably likely to be adverse to the business, operations, properties, condition (financial or otherwise), assets or liabilities of Seller and which will or is reasonably likely to result in costs, expenses or other Losses (as defined in Section 9.1 below) of more than $150,000 in the aggregate.

                           3.4.4    Schedules of Certain Accounting Items.

                                   (a) Schedule  3.4.4 sets forth the  following
aggregate amounts as of September 30, 1998 as reflected in the Interim Financial Statements, each of which has been determined from the books and records of Seller in accordance with GAAP applied consistently with the Financial
Statements:

                                            (i)  The  amount  of  the   accounts
receivable and reserves in respect thereof;

                                            (ii) The amount of the prepaid items
and deposits;

                                            (iii)  The  amount  of the  accounts
payable;

                                            (iv)  The  amount  of  the   accrued
expenses of Seller; and

                                            (v) The amount of the "other current
liabilities" on Seller's balance sheet and a reasonably detailed itemization thereof.

                                   (b) The trade  accounts  payable of Seller to
be assumed by Buyer pursuant to Section 2.4(a) have been incurred by Seller in the ordinary course of the Business. The amount of the trade accounts payable of Seller to be assumed by Buyer (whether recorded or not) does not exceed $1,584,891.

                  3.5 Property of Seller.

                           3.5.1    Real Property.

                                   (a)   Except  for  the  real   property   and
buildings (collectively, the "Real Property") subject to the leases set forth on
Schedule 3.5.1 or subject to the leases
set forth in Section 2.5(c) hereof, there is no parcel of real property, building or other improvement owned or leased by Seller or used in the Business.

                                   (b) All of the buildings,  fixtures and other
improvements located on the Real Property are in good operating condition and repair, subject to normal wear and tear, and the operation thereof as presently conducted is not in violation of any applicable building code, zoning ordinance or other law or regulation.

                           3.5.2 Tangible Personal Property.  There is listed in
Schedule 1.1(a) or Schedule 1.1(f) each item of tangible personal property (other than Inventory) owned by Seller or in the possession of Seller which is to be transferred to Buyer pursuant hereto having on the date hereof a depreciated book value in excess of $5,000; and (ii) an identification of the owner of, and any agreement relating to the use of, each item of tangible personal property the rights to which are to be transferred to Buyer pursuant hereto under leases or other similar agreements included in the Contracts. Except as otherwise indicated on such Schedule 3.5.2, Seller owns all of the tangible personal property used in the Business free and clear of all Liens, except for Permitted Liens, and all such property will be transferred to Buyer at the Closing free and clear of all Liens, except for Permitted Liens. Each item of such tangible personal property is located on the Real Property and is in good operating condition and repair subject to normal wear and tear which is not material either individually or in the aggregate. Seller has performed routine maintenance on all of the Fixed Assets in the ordinary course of business and no deferral of such routine maintenance on the Fixed Assets has occurred during the last three years prior to the date hereof.

                           3.5.3 Intangible  Personal Property.  There is listed
in Schedule 1.1(b), (i) an identification of each item of Intangible Personal Property used by Seller in the conduct of the Business which is a registered property of the owner of such Intangible Personal Property and (ii) a true and complete list of all licenses or similar agreements or arrangements to which Seller is a party either as licensee or licensor for each such item of Intangible Personal Property. Seller or Parent owns all of such Intangible Personal Property free and clear of all Liens, and, except as set forth in
Section 1.2, all such Intangible Personal Property will be transferred to Buyer at the Closing free and clear of all Liens.

                                   (a)  Except as set forth on  Schedule  3.5.3,
there have not been any claims, actions or other judicial or adversary proceedings involving Seller or Parent concerning any of the Intangible Personal Property, nor, to the best knowledge of Seller and Parent, is any such claim, action or proceeding threatened;

                                   (b) Seller has the right and authority to use
all items of Intangible Personal Property (including all trade names and any variations thereof) in connection with the conduct of the Business in the manner and in the jurisdictions presently conducted and to convey such right and authority to Buyer, and such use does not conflict with, infringe upon or violate any patent, copyright, trademark, trade secret, trade name or other right of any other person, firm or corporation;

                                   (c)  Except as set forth on  Schedule  3.5.3,
there are no outstanding, nor, to the best knowledge of Seller and Parent, are there any threatened, disputes or disagreements with respect to any licenses or similar agreements or arrangements included in the Intangible Personal Property; and

                                   (d) The  conduct of the  Business  (including
the use by Seller of any trade names or any variations thereof) does not conflict with any patent, copyright trademark, trade secret, trade name or other similar rights of others.

                  3.6 Agreement Not in Breach of Other Instruments. Except as set forth on Schedule 3.6, the execution, delivery and performance of this Agreement by Seller and Parent and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any Contract or any other material agreement, indenture or other instrument to which Seller or Parent is a party or by which it is bound, the Articles of Incorporation or Bylaws of Seller, or any judgment, decree, order or award of any court, governmental body or arbitrator, or any law, rule or regulation applicable to Seller or Parent.

                  3.7 Labor and Employment Matters.

                           (a) Except as set forth in Schedule  3.7(a)  attached
hereto, there is no (i) collective bargaining agreement or other labor agreement to which Seller is a party or by which it is bound; (ii) employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, retirement, welfare, incentive or severance plan, policy or contract to which Seller is a party or by which it is bound; or (iii) plan or agreement under which "fringe benefits" (including, but not limited to, vacation plans or programs, sick leave plans or programs, severance payments and related benefits) are afforded any of such employees of Seller.

                           (b) No party to any such agreement,  plan or contract
is in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a material default thereunder or would cause the acceleration of any material obligation of any party thereto.

                           (c) Seller has  complied  with all  applicable  laws,
rules and regulations relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities and has withheld and paid to the appropriate governmental authorities or is holding for payment not yet due to such authorities, all amounts required to be withheld from such employees of Seller and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing. There is no (i) unfair labor practice complaint against Seller pending before the National Labor Relations Board or any state or local agency or any basis for any such complaint; (ii) pending labor strike or other material labor trouble affecting Seller; (iii) labor grievance pending against Seller or any basis for any such grievance; (iv) pending representation question respecting the employees of Seller; (v) pending arbitration proceedings arising out of or under any collective bargaining agreement to which Seller is a party; (vi) basis for which a claim may be made under any collective bargaining agreement to which Seller is a party; (vii) or any pending or, to the knowledge of Seller and Parent, threatened claim against Seller regarding the discharge or dismissal of any employee and, to the knowledge of Seller and Parent there is no basis for any such claim. All reasonably anticipated material obligations of Seller (whether arising by operation of law, by contract, by past custom or otherwise), for salaries, vacation and holiday pay, sick pay, bonuses and other forms of compensation payable to the officers, directors or other employees of Seller in respect of the services rendered by any of them have been paid or adequate accruals therefor have been made in the ordinary course of business in the Interim Statements for obligations accrued through the date thereof, and in the books and records of Seller for obligations accruing thereafter.

                           (d) Any and all  Non-Transferred  Employee  Severance
Costs for each employee of Seller are set forth on Schedule 3.7(d). Seller's Severance Policy applicable to all employees of Seller (unless superseded by a written employment agreement that is listed on and attached to the Seller Disclosure Schedule) has been provided to Buyer) provides that each employee shall be entitled upon termination of employment by the Company in certain circumstances to two weeks of salary plus an additional two weeks of salary for each year of service at Seller. Seller has not made any statement or representation agreeing to, or entered into any agreement with any employee (past or current) providing for, any additional severance benefits beyond that set forth in the preceding sentence.

                  3.8 Pension and Employee Benefit Plans. The Seller's pension and employee benefit plans are set forth on Schedule 3.8. Neither Seller nor any current ERISA Affiliate (as hereinafter defined) maintains, contributes to or has an obligation to establish, or has ever maintained, contributed to or had an obligation to establish, an employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"). Any employee welfare benefit plan maintained or contributed to by the Seller or any current ERISA Affiliate has complied in all material respects with all applicable law under ERISA and the Internal Revenue Code (the "Code") and has not incurred any material liability under Section 4980(B) of the Code. In addition, neither Seller nor any ERISA Affiliate has any present or future obligation or liability under any multiemployer plan within the meaning of
Section 3(37) of ERISA. As used herein, the term "ERISA Affiliate" means any company which, as of the relevant measuring date under ERISA is a member of a controlled group of corporations or trades or businesses as defined in Sections 414(b) and (c) of the Code of which Seller is a member.

                  3.9 Litigation and Compliance with Laws.

                           3.9.1 Litigation Pending or Threatened. Except as set
forth in Schedule 3.9.1, there is no action, suit, arbitration, proceeding, grievance or investigation, pending or, to the best knowledge of Seller and Parent, threatened, before any court, tribunal, panel, master or governmental agency, authority or body in which Seller is a party or to which its respective businesses or properties are subject, nor is Seller, Parent or any officer or employee of Seller enjoined from any action or subject to any continuing restriction which may adversely affect the Business including, without limitation, litigation with customers or with contractors or suppliers who have performed work on or supplied equipment or materials relating to the Business or the properties of Seller.

                           3.9.2 Violation of Law. Seller is not in violation of
any provision of any law, decree, order or regulation (including, without limitation, those relating to antitrust or prohibiting other anti-competitive business practices, those relating to employment practices, such as discrimination, health and safety, and those relating to minority business enterprises), applicable to Seller or the Business which violation would have a Material Adverse Effect. Seller has all federal, state and local licenses, permits and other governmental authorizations required in the conduct of the Business and the operation of its properties of which the failure to have would have a Material Adverse Effect. Such licenses, permits and other governmental authorizations, including those obtained under applicable Environmental Requirements (as hereinafter defined) are listed in Schedule 3.9.2. Except as provided by this Agreement, no notice to, filing with, or approval or consent of, any governmental agency or body issuing any of the permits, licenses or other governmental authorizations, or otherwise having jurisdiction over Seller or the Business or the operations or properties of the Business, is required in order to permit the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the sale, transfer and delivery of the Acquisition Assets or the continuation of the Business after the Closing. No present or, to the knowledge of Seller, prospective zoning or use restriction will adversely affect the Business of Seller as now conducted or as presently proposed to be conducted hereafter, and the present conduct of the Business is not dependent upon any so-called "non-conforming use" exception or any other exception which would terminate or otherwise be impaired by the transactions contemplated hereby. Seller is not a party to or subject to any consent decree issued by any governmental agency, authority or body. Seller has obtained valid resale certificates from all customers who have purchased goods from Seller without paying sales taxes, and Seller has otherwise complied with all applicable sales and use tax laws.

                           3.9.3  Environmental  Matters.   Neither  Seller  nor
Parent nor, to the best knowledge of Seller and Parent, any prior owner, tenant, occupant or user of the Real Property (as hereinafter defined), nor, to the best knowledge of Seller and Parent, any other person or entity, has engaged in or permitted any activities upon the Real Property involving the handling, treatment, storage or use of any Hazardous Materials (as hereinafter defined) in contravention of any Environmental Requirements. The Real Property and the existing and prior uses and activities thereon and all activities and conduct of business related thereto (including the Business), comply and have at all times complied with all Environmental Requirements (as hereinafter defined). Neither Seller or Parent nor, to the best knowledge of Seller and Parent, any other owner, tenant, occupant or user of the Real Property has received any notice or other communication concerning any alleged violation of Environmental Requirements, or notice or other communication concerning alleged liability. For the purposes of this Agreement: (a) "Hazardous Materials" means any substance: (i) the presence of which requires investigation or remediation under any applicable federal, state or local statute, regulation, ordinance, order, action or policy or common law; (ii) that is defined as a "hazardous waste" or "hazardous substance" under any applicable federal, state or local statute, regulation or ordinance; (b) "Environmental Damages" shall mean all claims, judgments, damages, losses, penalties, fines, liabilities, liens, costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment, of whatever kind, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result a contravention of any Environmental Requirements as set forth in the first sentence of this Section 3.9 prior to the Closing Date and pertaining to the Real Property, regardless of whether such Requirements arose prior to the present ownership or operation of the Real Property; and (c) "Environmental Requirements" shall mean all then applicable statutes, regulations, rules, ordinances, licenses, permits, orders, approvals, plans and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, the states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment.

                  3.10 Contracts and Other Instruments.

                           3.10.1  Each   Contract  is  a  valid,   binding  and
enforceable agreement of Seller and, to the best knowledge of Seller and Parent, the other parties thereto. There has not occurred any default under any Contract on the part of Seller or, to the best knowledge of Seller and Parent, on the part of the other parties thereto, and no event has occurred which, with the giving of notice or the lapse of time, or both, would constitute any default under any Contract. Except as set forth on Schedule 3.10.1, no consent of any party to any Contract is required in order to permit the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby, or the sale, transfer or delivery of the Acquisition Assets or the assumption of the liabilities to be assumed by Buyer under Section 2.4, nor will the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the sale, transfer and delivery of the Acquisition Assets or the assumption of the liabilities to be assumed by Buyer, result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, or result in a modification of, any Contract of Seller. Seller is not under any liability or obligation with respect to the return of products sold by Seller which have been delivered to or at the direction of any customer.

                           3.10.2  Schedule  1.1(c)  attached  hereto lists each
contract, agreement, purchase order, lease, license, indenture or commitment, written or oral, to which Seller is a party or by which any of their assets are bound, except: (A) agreements for the purchase by Seller of goods, materials, supplies or services in the ordinary course of business involving less than $25,000 in consideration in each such case; and (B) agreements for the sale of goods or services in the ordinary course of business in which the sales price of the goods to be sold and the services to be rendered pursuant to each such agreement is less than $25,000 for each such agreement. True and complete copies of each of the Contracts, or where they are oral, true and complete written summaries thereof, have been delivered to Buyer by Seller.

                  3.11 Inventories. The inventories set forth in the Interim Financial Statements at September 30, 1998 have been valued in accordance with GAAP applied consistently with the most recent Annual Financial Statements. Physical adjustments since September 30, 1998 have been correctly recorded in the ordinary course of business in accordance with GAAP. The inventory is adequate for the conduct of the Business.

                  3.12 Officers and Directors; Compensation of and Indebtedness to and from Officers, Directors and Parents.

                           3.12.1  Schedule  3.12.1 attached hereto sets forth a
true and complete list of the names of and offices held by the officers and directors of Seller. The current compensation of each of the officers and employees of Seller (including salary, bonus, other incentive compensation and other perquisites and benefits) has been disclosed in writing to Buyer, except for any officer or employee whose aggregate compensation (paid by Seller in the case of non-employee officers) is less than $40,000 per annum.

                           3.12.2 Except as set forth in Schedule 3.12.2, Seller
has no financial obligation and is not otherwise indebted to any person who is an officer, director, shareholder or employee of Seller, or to any relative of any such person or to any entity controlled directly or indirectly by, or otherwise affiliated with, such person, in any amount whatsoever other than for compensation for services rendered since the start of the current pay period of Seller generally utilized for its employees and for business expenses, nor is any director or shareholder of Seller, or any relative of such person or any entity controlled directly or indirectly by, or otherwise affiliated with, such person, indebted to Seller except for business reimbursement advances made in the ordinary course of business.

                  3.13 Powers of Attorney and Suretyships. Except as set forth on Schedule 3.13, Seller has no general or special powers of attorney outstanding (whether as grantor or grantee thereof) and has no obligation or liability (whether actual, accrued, accruing, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, other than powers of attorney granted to legal counsel or other agents solely for the purpose of filing documents and taking other administrative actions at the request of Seller in connection with the registration by Seller of any of the Intangible Personal Property.

                  3.14 Insurance. Schedule 3.14 sets forth a true and correct list of all insurance policies of any nature whatsoever maintained by Seller at any time during the three (3) years prior to the date of this Agreement and the annual or other premiums payable thereunder. All such insurance is on an occurrence basis and will continue to provide coverage to Seller after the Closing Date for occurrences prior to the Closing Date. There are no outstanding requirements or recommendations by any insurance company that issued any such policy or by any Board of Fire Underwriters or other similar body exercising similar functions or by any governmental authority exercising similar functions which requires or recommends any changes in the conduct of the Business of, or any repairs or other work to be done on or with respect to any of the properties or assets of, Seller. Seller has not received any notice or other communication from any such insurance company within the three (3) years preceding the date hereof canceling or materially amending or materially increasing the annual or other premiums payable under any of said insurance policies, and to the best knowledge of Seller and Parent, no such cancellation, amendment or increase of premiums is threatened.

                  3.15 Customers. During the year ended December 31, 1997 and the nine months ended September 30, 1998, not more than ten percent (10%) of the revenues of Seller was attributable to any single customer or to any group of affiliated customers.

                  3.16 No Undisclosed Liabilities. Except as and to the extent specifically reflected or reserved against in the Interim Financial Statements at September 30, 1998, and except for accounts payable to suppliers incurred after September 30, 1998 in the ordinary and usual course of business consistent in nature and amounts to the accounts payable reflected in the Financial Statements for comparable periods, Seller has no material liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due (including, without limitation, any liability for taxes and interest, penalties and other charges payable with respect to any such liability or obligation) required by GAAP to be reflected on the Interim Financial Statements, other than as set forth on Schedule 3.16.

                  3.17 Tax Matters.

                           3.17.1  Seller  has  filed on a timely  basis all Tax
Returns (as defined below) required to have been filed by it with respect to the Business or the Acquisition Assets and has paid on a timely basis all Taxes with respect to the Business or the Acquisition Assets as due. All such Tax Returns are true, complete and correct in all material respects with respect to the Business or the Acquisition Assets. No material liability for Taxes with respect to the Business or the Acquisition Assets has been incurred by Seller or Parent since September 30, 1998 other than in the ordinary course of its business. Seller has not received notice that it is or may be subject to Tax with respect to the Business or the Acquisition Assets in a jurisdiction in which it has not filed or does not currently file Tax Returns with respect to the Business or the Acquisition Assets. For purposes of this Agreement, "Tax Returns" means all returns, reports, forms and other information filed or required to be filed with respect to any and all Taxes. For purposes of this Agreement, "Taxes" shall mean any and all foreign, federal, state, local and other taxes and duties (including without limitation, income, sales, ad valorem, unitary, capital gains, transfer, franchise, withholding, payroll, employment, excise and property taxes);

                           3.17.2  With  respect  to all  amounts  in respect of
Taxes imposed upon Seller, or for which Seller is or could be liable with respect to the Business or the Acquisition

Assets, whether to taxing authorities (as, for example, under applicable law) or to other persons or entities (as, for example, under tax allocation agreements), and with respect to all taxable periods or portions of periods ending on or before the Closing Date, all applicable Tax laws and agreements have been complied with in all material respects, and all such Taxes required to be paid by Seller to taxing authorities with respect to the Business or the Acquisition Assets or others have been paid;

                           3.17.3  There are no liens for Taxes  (other than for
current Taxes not yet due and payable) upon any of the Acquisition Assets;

                           3.17.4  Except as set forth on Schedule  3.17.4,  the
Business does not have and has not had a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States of America and such foreign country, and has not engaged in a trade or business within any foreign country; and

                           3.17.5  None of the  Acquisition  Assets is  property
that is required to be treated as owned by any other Person pursuant to the "safe harbor lease" provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, and none of the Acquisition Assets is "tax exempt use property" within the meaning of Section 168(h) of the Code.

                  3.18 Brokerage. Neither Seller nor any Parent has dealt with, or is obligated to make any payment to, any finder, broker, investment banker or financial advisor in connection with any of the transactions contemplated by this Agreement or the negotiations looking toward the consummation of such transactions, except for BT Alex. Brown Incorporated (whose fees and expenses will be paid by Seller or Parent).

                  3.19 Year 2000 Issues. All of Seller's products (including products currently under development) and computer software will record, store, process and calculate and present calendar dates falling on and after January 1, 2000, and will calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as the products or software record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively "Year 2000 Compliant"). All of Seller's material products and computer software will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. All of Seller's internal computer systems, including without limitation, its accounting systems, are Year 2000 Compliant. The foregoing representations and warranties are qualified by the information set forth in Schedule 3.19.

                  3.20 Accounts Receivable. The accounts receivable of Seller existing on the date hereof arose, and those existing on the Closing Date will have arisen, out of sales in the ordinary course of business and represent bona fide indebtedness of the applicable account debtor. The amount of the accounts receivable of Seller as of November 30, 1998, calculated in accordance with GAAP is $2,655,905.75.

                  3.21 Working Capital. The amount of Seller's (a) accounts receivable (net of the provision for doubtful accounts), plus (b) Inventory (net of reserves), minus (c) accounts payable is greater than $13,000,000, as calculated in accordance with GAAP.

                  3.22 Knowledge. Certain of the representations and warranties are made "to the best knowledge" or "to the knowledge." The parties hereto agree that the meaning of such expression shall in all cases be understood as comprising actual knowledge of (a) in the case of Seller, any of the following individuals: Dan Wright, Don McCauley, Itai Halevy, Arthur Levine, David Mayfield, Tim Prouty, Bill Schneiderman, Paul Yarmolich, Stuart English, Steve Lose and Jim Peterson, and (b) in the case of Parent, SDC, SDVAP and SDVE: Itai Halevy, Arthur Levine or any executive officer or director of Parent, SDC, SDVAP and SDVE; in each case after reasonable inquiry of such party's or parties' employees and representatives and reasonable review of such party's or parties' files, books and records.

                  3.23 Investment Representations

                           (a)  Each of  Seller  and  Parent  is  acquiring  the
Warrants and/or the Promissory Note (together, the "Buyer Securities") for such parties own account for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act;

                           (b) By reason  of Seller  and  Parent's  business  or
financial experience, each such party has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement; and, such party is able to bear the economic risks of an investment in Buyer Securities. Each of Seller and Parent understand that no public market now exists for Buyer Securities and that no public market may ever exist for Buyer Securities;

                           (c) Each of Seller  and Parent  acknowledges  that it
has been given access to all Buyer documents records and other information it has requested, and has been provided an opportunity to ask the management of Buyer such questions as it deemed to be relevant to its decision to acquire Buyer Securities;

                           (d)  Each of  Seller  and  Parent  is an  "accredited
investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and

                           (e) Each of Seller and Parent acknowledges that Buyer
Securities will be subject to the restrictions on transfer and other provisions contained in the Investor Rights Agreement attached hereto as Exhibit C-2 and will bear a legend or legends to such effect.

         4. Representations and Warranties of Buyer. Buyer represents and warrants to Seller and Parent that:

                  4.1 Organization and Corporate Authority. Buyer is duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite power and authority to enter into this Agreement and each of the agreements contemplated hereby and to consummate the transactions contemplated hereby. This Agreement and all other agreements herein contemplated to be executed in connection herewith have been (or upon execution will have been) duly executed and delivered by Buyer, have been effectively authorized by all necessary action, corporate or otherwise, and constitute (or upon execution will constitute) legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

                  4.2 Agreement Not in Breach of Other Instruments. The execution, delivery and performance of this Agreement and each of the agreements contemplated hereby by Buyer and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which Buyer is a party or by which it is bound, Buyer's Certificate of Incorporation or Bylaws, any judgment, decree, order or award of any court, governmental body or arbitrator, or any law, rule or regulation applicable to Buyer.

                  4.3 Regulatory Approvals. All consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by Buyer and which are necessary for the consummation of the transactions contemplated by this Agreement have been obtained and satisfied.

                  4.4 Brokerage. Buyer has not dealt with, and is not obligated to make any payment to, any finder, broker or investment banker or financial advisor in connection with any of the transactions contemplated by this
Agreement or the negotiations looking toward the consummation of such transactions, except for EOS Capital (whose fees and expenses will be paid by Buyer).

                  4.5 Valid Issue. All shares of common stock, par value $0.001 per share, of Buyer reserved for issuance upon exercise of the Warrants are duly authorized and, upon issuance in accordance with the provisions of such Warrants, will be validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests (other than liens and security interests created by the holder thereof).

                  4.6 SEC Filings. Buyer has timely filed all forms, reports, statements and documents required to be filed by it with the SEC through the date of this Agreement (collectively and as amended, the "Buyer Reports"). Each Buyer Report (a) was prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (b) did not at the time it was filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         5. Closing. The closing of the transactions herein contemplated (the "Closing") shall, unless another date, time or place is agreed to in writing by the parties hereto, take place at the offices of Gibson, Dunn & Crutcher LLP, 1530 Page Mill Road, Palo Alto, California 94304 at 10:00 a.m., local time, on the date hereof (the "Closing Date").

         6. Certain Understandings and Agreements of the Parties.

                  6.1 Condition to Transfer of Certain Contracts. At the Closing Buyer may elect to close the transactions contemplated hereby notwithstanding the fact that Seller may have failed to obtain consents to the transfer of one or more Contracts which by their terms require the consent of any other contracting party thereto to the assignment thereof to Buyer. The terms of this
Section 6.1 shall govern the transfer of the benefits of each such Contract. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that at the Closing the Seller will not assign to Buyer any such Contract which by its terms requires the consent of any other contracting party thereto unless each such consent has been obtained prior to the Closing Date. With respect to each such unassigned Contract, after the Closing Date Seller shall continue to deal with the other contracting party(ies) to such Contract as the prime contracting party and shall use its reasonable efforts to obtain the consent of all required parties to the assignment of such Contract, but Buyer shall be entitled to the benefits of such Contract accruing after the Closing Date to the extent that Seller may provide Buyer with such benefits without violating the terms of such Contract; Buyer agrees to perform at its sole expense all of the obligations of Seller to be performed under any such Contract the benefits of which Buyer is receiving after the Closing Date. To the extent requested by Seller or Parent, Buyer shall use reasonable efforts to assist Seller and Parent in procuring such consents, approvals or waivers.

                  6.2 Change of Name. Promptly after the Closing Date Seller will, and Parent will cause Seller to, change its name to a name not confusingly similar to Scitex Digital Video, but shall not in any event be prohibited from using the name Scitex.

                  6.3 Waiver of Compliance with Bulk Sales Laws. Buyer and Seller hereby waive compliance with the requirements of any applicable bulk sales laws of any jurisdiction.

                  6.4 Covenant Not to Compete. At the Closing, Seller and Parent shall enter into the Noncompetition Agreement attached hereto as Exhibit C-1 (the "Covenant Not to Compete.")

                  6.5 Use of Name. Following the Closing, Buyer shall have the sole and absolute right to use each of the trade names included in the Intangible Personal Property and neither Seller nor Parent shall have the right to use any of such trade names, other than "Scitex." Buyer and Seller further acknowledge and agree that Buyer's use of the names listed above shall not in any way be deemed or considered a violation or infringement of any rights that Seller has in the trademark "Scitex" or any other trademark or service mark.

During the period from the Closing Date through the end of the 1999 International Broadcasting Conference ("IBC 1999"), Buyer shall have the right to use the name "Scitex Digital Video" in connection with the Business; provided, however, that Buyer shall not have the right to use such name or any name including "Scitex" at any time after IBC 1999. The right to use the name "Scitex Digital Video" or any trade name that includes "Scitex" during such period shall include, among other things, the right to use such names in or on products, packaging and marketing materials.

                  6.6 Parent and SDC Guarantee. Each of Parent and SDC hereby agrees to use its best efforts to cause Seller, SDVE and SDVAP to satisfy all of their respective obligations under this Agreement. Each of Parent and SDC, jointly and severally, hereby unconditionally and irrevocably guarantees and agrees to satisfy any and all obligations that Seller, SDVE and SDVAP have or may have under this Agreement.

                  6.7 Additional Insured. Seller and Parent shall use commercially reasonable efforts after the Closing to cause their respective insurance providers to name Buyer as an additional insured under each of the insurance policies covering the Business, and shall provide Buyer with evidence thereof.

                  6.8 Access to Records for Tax Audits. If reasonably requested by Seller or Parent in connection with an audit or other investigation by any taxing agency or authority, Buyer shall (a) provide Seller or Parent with access, during normal business hours and without disruption to Buyer's business, to the books and records of Buyer required to comply with such audit or other investigation and (b) make available for discussions with Seller or Parent such employees of Buyer who may have information that is relevant to such audit or other investigation, without disruption to Buyer's business (as determined by Buyer in its discretion).

                  6.9 Limitation on Certain Additional Indebtedness. Buyer hereby agrees that prior to paying the Promissory Notes in full, it will not (i) refinance all loans, advances and extensions of credit under the Loan and Security Agreement, dated the date hereof, between Buyer and LaSalle Business Credit, Inc. ("LaSalle") (the "Loan Agreement") with similar borrowings from a financial institution other than LaSalle, (ii) enter into a New Loan Facility with LaSalle, or (iii) obtain a binding written commitment from a financial institution other than LaSalle of funds to consummate a merger, asset sale or other acquisition that is not permitted by or within the scope of Loan Agreement. "New Loan Facility" shall mean one or more facilities that (i) are made on an unsecured basis; (ii) are for the purpose of acquiring the stock or assets of third parties out of the ordinary course of business; and/or (iii) are not based on the value of collateral as determined by a third party appraiser. The term "New Loan Facility" shall not include the revolving loan facility described in the Loan Agreement or any increase in the maximum amount available under such agreement provided that the amount of the loans thereunder are based on Buyer's accounts receivable and inventory.

         7. Closing Deliveries.

                  7.1 Seller's Deliveries. At the Closing, Seller shall deliver to Buyer the following documents:

                           (a) A  certificate  executed by an officer of Seller,
SDVE, SDVAP, SDC and Parent certifying that all of the covenants and agreements of Seller, SDVE, SDVAP, SDC and Parent, respectively, contained in this Agreement and required to be performed by such party on or before the Closing Date shall have been performed in all material respects;

                           (b) A  fully  executed  copy of the  Investor  Rights
Agreement;

                           (c) A  fully  executed  copy of the  Covenant  Not to
Compete;

                           (d) A  fully  executed  copy of a Bill  of  Sale,  an
Assignment and Assumption Agreement, and such other instruments of sale, transfer, conveyance, assignment and delivery covering the Acquisition Assets or any part thereof as Buyer may reasonably require to assure the full and effective sale, transfer, conveyance, assignment and delivery to Buyer of the Acquisition Assets, including those documents attached as Exhibits D, E-1, and E-2-A through E-7-B;

                           (e) All  consents  and  approvals  of  third  parties
required under the Contracts or otherwise in order to consummate the transactions contemplated hereby, which consents and approvals shall be in forms reasonably satisfactory to Buyer; and

                           (f) An opinion of counsel  for Seller,  SDVAP,  SDVE,
SDC and Parent in form and substance reasonably satisfactory to and addressed to Buyer and dated the date hereof (in rendering such opinions, counsel may rely upon certificates of public officials and upon certificates of officers of Seller as to factual matters and on opinions of other counsel of good standing, whom such counsel believes to be reliable).

                  7.2 Buyer's Deliveries. At the Closing, Buyer shall deliver to Seller the following documents:

                           (a) A  certificate  executed  by an  officer of Buyer
certifying that all of the covenants and agreements of Buyer contained in this Agreement and required to be performed by Buyer on or before the Closing Date shall have been performed in all material respects;

                           (b) A  fully  executed  copy of the  Investor  Rights
Agreement;

                           (c) A  fully  executed  copy of the  Covenant  Not to
Compete;

                           (d) A  fully  executed  copy  of the  Assignment  and
Assumption Agreements;

                           (e) The Warrants;

                           (f) The Promissory Notes; and

                           (g) An  opinion  of  counsel  for  Buyer  in form and
substance reasonably satisfactory to and addressed to the Seller and dated the date hereof (in rendering such opinions, counsel may rely upon certificates of public officials and upon certificates of officers of Buyer as to factual matters and on opinions of other counsel of good standing, whom such counsel believes to be reliable).

         8. [Intentionally Omitted]

         9. Indemnification; Survival of Representations and Warranties.

                 9.1 Indemnification/Survival of Representations and Warranties.

                           9.1.1 From and after the Closing Date, Buyer and each
of its Affiliates, officers, employees, directors and representatives (collectively, the "Buyer Indemnitees") shall be indemnified and held harmless by Seller, SDVAP, SDVE, SDC and Parent, jointly and severally, in accordance with this Section 9, in respect of any and all Damages (as defined below) proximately incurred by any Buyer Indemnitee as a result of:

                                    (a)  Any  breach  of any  representation  or
warranty of Seller, SDVAP, SDVE, SDC or Parent contained herein or in any agreement or instrument delivered at the Closing by Seller, SDVAP, SDVE, SDC or Parent;

                                    (b) The breach of any covenant, agreement or
obligation of Seller, SDVAP, SDVE, SDC or Parent contained in this Agreement or any other instrument (including the Covenant Not to Compete) contemplated by this Agreement;

                                    (c)  Any  and  all  Environmental   Damages,
regardless of whether such Environmental Damages are incurred in connection with any item which has been disclosed to Buyer and regardless of whether such Environmental Damages are incurred as a result of a breach of the representations and warranties in this Agreement and regardless of whether resulting from a condition which is known or unknown by Seller, SDVAP, SDVE, SDC or Parent on the date hereof;

                                    (d) Any obligation of Seller or Parent under
Section 2.2;

                                    (e) Any  obligations  or  liabilities of the
Business or Seller, SDVAP, SDVE, SDC or Parent not specifically assumed by Buyer pursuant to this Agreement, including each liability or obligation described in
Section 2.5; and

                                    (f)  Except  as  specifically   provided  in
Section 2.4, any obligations or liabilities relating to the conduct of the Business prior to the Closing Date, including any liability or obligation arising from any act, occurrence or event which occurs prior to the Closing Date and any liability or obligation arising from any products sold by the Business prior to the Closing Date.

                           9.1.2 From and after the Closing Date, Seller,  SDVE,
SDVAP, SDC and Parent and each of their respective Affiliates, officers, employees, directors and representatives (collectively, the "Seller Indemnitees") shall be indemnified and held harmless by Buyer in respect of any and all Damages reasonably and proximately incurred by any Seller Indemnitee as a result of any misrepresentation and/or breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement or arising from any of the Assumed Liabilities.

                           9.1.3  For  purposes  of  this  Agreement,  the  term
"Damages" means all demands, claims, actions or causes of action, assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, sanctions, penalties, charges and amounts paid in settlement, including (y) interest on cash disbursements in respect of any of the foregoing at a rate per annum equal to the prime rate as published by Bank of America, NT&SA, compounded quarterly, from the later to occur of (i) thirty (30) days from the date of demand for payment hereunder, or (ii) the date each such cash disbursement is made until the Person incurring the same shall have been indemnified in respect thereof and (z) reasonable costs, fees and expenses of attorneys (including allocation costs of in house counsel), experts, accountants, appraisers, consultants, witnesses, investigators and any other agents of such Person. Notwithstanding the foregoing, with respect to Damages incurred by Buyer or Buyer Indemnitees that do not arise out of third party claims, the term "Damages" shall not include punitive, special or consequential damages, except in the case of fraud by Seller, SDVAP, SDVE, SDC or Parent, in which case "Damages" may include punitive, special or consequential damages, and, with respect to Damages incurred by Seller or Seller Indemnitees that do not arise out of third party claims, the term "Damages" shall not include punitive, special or consequential damages, except in the case of fraud by Buyer, in which case "Damages" may include punitive, special or consequential damages.

                           9.1.4  All  of  the  covenants,  representations  and
warranties entered into or made pursuant to this Agreement shall survive the Closing and continue until 5:00 p.m., California time, on the twenty-eighth
(28th) month anniversary of the Closing Date (the "Representation Expiration Date"), except for any representations and warranties regarding environmental or tax matters, which representations and warranties shall survive until thirty
(30) days after the applicable statute of limitations.

                           9.1.5 Subject to Sections 2.2(c),  2.2(d) and 2.8(d),
the obligations of Seller, SDVAP, SDVE, SDC and Parent to indemnify the Buyer Indemnitees pursuant to this Section 9 are subject to the provisions of Section
9.4 and the following limitations:

                                    (a) No  indemnification  shall  be  made  by
Seller, SDVAP, SDVE, SDC or Parent unless the aggregate amount of Damages incurred by Buyer Indemnitees ("Buyer Damages") exceeds $150,000; provided, however, that if the Buyer

Damages exceed $150,000, then the Buyer Indemnitees shall be indemnified for all Buyer Damages, including without limitation, the initial $150,000 of Buyer Damages;

                                    (b)  With   respect   to  any   claims   for
indemnification made by any Buyer Indemnitee on or before the Note Offset Termination Date (as defined in Section 9.4(a)), in no event shall the aggregate indemnification obligations of Seller, SDVAP, SDVE, SDC and Parent to the Buyer Indemnitees exceed $2,500,000;

                                    (c)  With   respect   to  any   claims   for
indemnification made by any Buyer Indemnitee after the Note Offset Termination Date but on or prior to the Representation Expiration Date, in no event shall the aggregate indemnification obligations of Seller, SDVAP, SDVE, SDC and Parent to the Buyer Indemnitees (together with any amounts paid or payable pursuant to Section 9.1.5(b), the "Sellers' Indemnification Obligations") exceed an amount equal to $2,000,000 minus the amount of all Seller Indemnification Obligations paid to Buyer Indemnitees for claims made prior to the Note Offset Termination Date;

                                    (d) The  indemnification  caps set  forth in
Sections 9.1.5(b) and (c) shall not apply to any claims by a Buyer Indemnitee for Damages related to any liabilities not assumed by Buyer hereunder, including, without limitation, (i) any and all Environmental Damages, regardless of whether such Environmental Damages are incurred in connection with any item which has been disclosed to Buyer and regardless of whether such Environmental Damages are incurred as a result of a breach of the representations and warranties in this Agreement and regardless of whether resulting from a condition which is known or unknown by Seller, SDVAP, SDVE, SDC or Parent on the date hereof, and (ii) any and all liabilities of Seller in respect of Taxes imposed upon Seller, or for which Seller is or could be liable with respect to the Business or the Acquisition Assets and with respect to all taxable periods or portions of periods ending on or before the Closing Date; and

                                    (e) The amount of any Buyer Damages shall be
reduced by any amount received by a Buyer Indemnitee with respect thereto under any insurance coverage or from any other party alleged to be responsible therefor.

                  9.2 Indemnification Claims.

                           9.2.1  Claims  by  Buyer.   If  Buyer  or  any  Buyer
Indemnitee has a claim for indemnification hereunder, Buyer or such Buyer Indemnitee shall deliver a notice (the "Indemnification Notice") to Parent: (A) stating that Buyer has paid or properly accrued or reasonably anticipates that it will have to pay or accrue Damages, and (B) specifying in reasonable detail the individual items of Damages included in the amount so stated, the date each such item was paid or properly accrued, or the basis for such anticipated liability, and the nature of the misrepresentation, breach of warranty or covenant or other matter to which such item is related.

                           9.2.2 Objections to Claims.  Seller, SDVAP, SDVE, SDC
and Parent shall be obligated to satisfy, jointly and severally, their indemnification obligations hereunder within fifteen (15) days after Parent's receipt of the Indemnification Notice, unless Parent shall object in a written statement to the claim made in the Indemnification Notice, and such statement shall have been delivered to Buyer prior to the expiration of such fifteen (15) day period.

                           9.2.3 Resolution of Conflicts; Arbitration.

                                    (a) In case the Parent shall properly object
in writing to any claim or claims made in any Indemnification Notice, the Parent and Buyer shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims.

                                    (b) If no  such  agreement  can  be  reached
after good faith negotiation within twenty-one (21) days, either Buyer or the Parent may, by written notice to the other (the "Demand"), demand arbitration of the matter unless the amount of the Damages is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in either such event the matter shall be settled by arbitration conducted by three arbitrators. The parties agree that such arbitration shall be submitted to the Judicial Arbitration and Mediation Services, Inc./Endispute ("JAMS/Endispute") in San Jose, California, and shall be final, binding and nonappealable. The arbitration will be conducted in accordance with the provisions of the Comprehensive
Arbitration Rules and Procedures of JAMS/Endispute in effect at the time of filing of the Demand, except as specifically set forth herein. The parties covenant that they shall participate in the arbitration in good faith, and that they shall share equally in its costs. Buyer and the Parent shall each select one arbitrator within fifteen (15) business days following the Demand, and the two arbitrators so selected shall select a third arbitrator within fifteen (15) business days thereafter, each of which arbitrators shall be independent. In the event that either Buyer or the Parent fails to appoint an arbitrator within the period prescribed, or such appointed arbitrators fail to appoint the third arbitrator within the period prescribed, any such arbitrators that have not been so appointed shall be appointed by JAMS/Endispute following written request of either Buyer or the Parent. The arbitrators shall set a limited time period (not to exceed ninety (90) days) and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrators shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys fees and costs, to the same extent as a competent court of law or equity, should the arbitrators determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. Each party shall submit to the arbitrators and exchange with each other in advance of the hearing their last best offers regarding resolution of the dispute. The arbitrators shall be limited to awarding only one or the other of the two offers submitted and may not choose any other figure or compromise. The decision of a majority of the three arbitrators as to the validity and amount of any claim in such Indemnification Notice shall be binding and conclusive upon the parties to this Agreement. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrators.

                  9.3 Parent as Agent.

                           9.3.1 Power of  Attorney.  Parent  shall serve as the
initial agent and attorney-in-fact for Seller, SDVAP, SDVE and SDC to give and receive notices and communications, to authorize payment to Buyer or Buyer Indemnitees hereunder in satisfaction of claims by Buyer, to object to such payments, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of Parent for the accomplishment of the foregoing. Such agency may be changed from time to time by Seller, SDVAP, SDVE, SDC and Parent upon not less than thirty (30) days prior written notice to Buyer. Any vacancy in the position of Parent as agent may be filled by approval of Seller and Parent. Notices or communications to or from the Parent shall constitute notice to or from Seller, SDVAP, SDVE, SDC and Parent.

                           9.3.2 Actions of the Parent. A decision, act, consent
or instruction of Parent shall constitute a decision, act, consent or instruction on behalf of Seller, SDVAP, SDVE, SDC and Parent and shall be final, binding and conclusive upon Seller, SDVAP, SDVE, SDC and Parent, and Buyer may rely upon any such decision, act, consent or instruction of Parent as being the decision, act, consent or instruction of Seller, SDVAP, SDVE, SDC and Parent. Buyer hereby is relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction of Parent.

                           9.3.3 Third-Party  Claims.  Seller,  SDVAP, SDVE, SDC
and Parent's obligations to indemnify the Buyer Indemnitees hereunder are subject to the following provisions: If Buyer becomes aware of a third-party claim that Buyer believes, in good faith, may result in a demand by it for indemnification, Buyer promptly shall notify Parent of such claim, and Parent, as representative for Seller, SDVAP, SDVE, SDC and Parent, shall be entitled to participate in any defense of such claim. Failure by Buyer to give prompt notice of a claim hereunder shall not affect the obligations of Seller, SDVAP, SDVE, SDC or Parent under this Section 9, except to the extent Seller or Parent is materially prejudiced by such failure. Notwithstanding the immediately preceding sentence, Buyer shall conduct such defense but shall not settle any such claim without the prior written consent of Parent, such consent not to be unreasonably withheld; provided, however, that, if the consent of Parent is so obtained, such settlement of that portion of any such claim shall alone be determinative of the amount of the claim.

                           9.3.4  Cooperation.  Seller,  SDVAP,  SDVE,  SDC  and
Parent and the Buyer Indemnitees shall cooperate with each other as reasonably requested by any party to this Agreement in connection with all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge or any claim in respect of which indemnity is sought pursuant to this
Section 9, including without limitation, by providing the other party with reasonable access to employees and officers (including as witnesses) and other relevant information.

                  9.4 Nonexclusive Remedy.

                           (a) Buyer may, but shall not be obligated to, satisfy
any claims of Buyer for indemnification hereunder by offset pursuant to the provisions of Section 2.8(c) of this Agreement or by offset against any amount outstanding under the $750K Promissory Note on or prior to the maturity date of such promissory note, which is the sixteenth (16th) month anniversary of the Closing Date (the "Note Offset Termination Date"). Prior to effecting any such offset, Buyer shall notify Seller and Parent in writing of the indemnification obligation which Buyer intends to fulfill by offset. Offsets may be made in such amounts that are necessary in the reasonable judgment of Buyer, subject to subsequent arbitration of the matter in the manner provided in Section 9.2.3 hereof, to satisfy any unsatisfied claims concerning facts and circumstances existing prior to the Note Offset Termination Date specified in any Indemnification Notice delivered to Parent on or prior to the Note Offset Termination Date. Any additional amounts that may be due under Section 2.8 or under the $750K Promissory Note (as applicable) shall be paid when due. As soon as all such claims have been resolved and satisfied, Buyer shall pay to Seller all outstanding amounts due under the $750K Promissory Note or under Section 2.8 (as applicable). Subject to the provisions of Sections 9.1.4 and 9.1.5, Buyer's offset rights hereunder shall not be the exclusive remedy of Buyer or a Buyer Indemnitee for any breaches of this Agreement. The limitations on indemnification set forth in Section 9.1.4 and 9.1.5 shall not apply to claims for fraud by Seller, SDVAP, SDVE, SDC or Parent in the making of any representation or warranty contained herein.

                           (b) The  exercise of the right of set-off by Buyer in
good faith, whether or not ultimately determined to be justified, shall not constitute an event of default under the $750K Promissory Note. The right of Buyer to offset against the $750K Promissory Note shall not exceed an amount equal to $2,500,000 minus the amount of all Seller Indemnification Obligations paid or previously offset up to the date of such offset, provided, however, that such limitation shall not apply to any claims by a Buyer Indemnitee for Damages related to any liabilities not assumed by Buyer hereunder, including, without limitation, (i) any and all Environmental Damages, regardless of whether such Environmental Damages are incurred in connection with any item which has been disclosed to Buyer and regardless of whether such Environmental Damages are incurred as a result of a breach of the representations and warranties in this Agreement and regardless of whether resulting from a condition which is known or unknown by Seller, SDVAP, SDVE, SDC or Parent on the date hereof, and (ii) any and all liabilities of Seller in respect of Taxes imposed upon Seller, or for which Seller is or could be liable with respect to the Business or the Acquisition Assets and with respect to all taxable periods or portions of periods ending on or before the Closing Date.

                  9.5 Aid to Arbitration. Any party hereto may request a court of competent jurisdiction, as set forth in Section 12 hereof, to grant
provisional   injunctive  relief  to  such
party solely for the purpose of maintaining the status quo until the arbitrators can render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.

                  9.6 Materiality. The parties agree that for all purposes of this Agreement, unless specifically stated to the contrary, the dollar amounts set forth in various provisions hereof, other than the purchase price hereunder, shall not affect or determine the meaning of the term "material" or have any bearing thereon.

         10. [Intentionally Omitted]

         11. Miscellaneous Provisions.

                  11.1 Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

                  11.2 Notices. All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy (as indicated by a telecopy confirmation and if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                  If to Buyer:        Accom, Inc.
                                      1490 O'Brien Drive
                                      Menlo Park, CA 94025
                                      Attn: President
                                      Fax: 650-327-2511

                  With copies to:     Gibson, Dunn & Crutcher LLP
                                      1530 Page Mill Road
                                      Palo Alto, CA 94304
                                      Attn: Gregory T. Davidson
                                      Fax: 650-849-5333

                  If to Seller, SDVE, SDVAP, SDC or Parent:

                                      Scitex Corporation Ltd.
                                      P.O. Box 330
                                      Herzilya B 46103
                                      Israel
                                      Attn:  President
                                      Fax:  011-972-9-9597722

                  With copies to:     Brobeck, Phleger & Harrison, LLP
                                      One Market, Spear Street Tower
                                      San Francisco, CA 94105
                                      Attn: Steve L. Camahort
                                      Fax: (415) 442-1010

                  11.3 Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties, provided, however, that any party may freely assign this Agreement to any party acquiring all or substantially all of the stock or assets of such assigning party. In addition, notwithstanding the foregoing, any party may assign its rights and obligations hereunder to any entity controlling, controlled by or under common control with such party; provided that no such assignment shall relieve or release such assigning party from its obligations under this Agreement. Nothing contained herein, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

                  11.4 Amendments and Waivers. This Agreement and all Exhibits and Schedules hereto may be modified only by a written instrument duly executed by each party. No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

                  11.5 Remedies. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute or otherwise, and the election by a party of one or more remedies shall not constitute a waiver of the party's right to pursue any other available remedies.

                  11.6 Attorneys' Fees. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

                  11.7 Binding Nature of Agreement. The Agreement includes each of the Schedules and Exhibits which are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

                  11.8 Expenses. The costs and expenses of Seller and Parent, including the legal fees and disbursements of Brobeck, Phleger & Harrison, LLP shall be borne by Seller and Parent. The costs and expenses of Buyer, including the legal fees and disbursements of Gibson, Dunn & Crutcher LLP, shall be borne by Buyer. All sales, use and transfer taxes and fees imposed in connection with the transactions contemplated hereby shall be borne equally by Seller and Buyer. The parties hereto shall use reasonable efforts to attempt to cooperate to minimize any such sales, use and transfer taxes and fees.

                  11.9 Entire  Agreement.  This  Agreement  contains  the entire
understanding   of  the  parties  and  supersedes   all  prior   agreements  and
understandings relating to the subject matter hereof.

                  11.10 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                  11.11 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  11.12  Section   Headings.   The  headings  of  each  Section,
subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

         12. Submission to Jurisdiction; Agent for Service. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT EXECUTED HEREUNDER, OTHER THAN ANY ACTION OR PROCEEDING REQUIRED BY SECTION 9 TO BE SUBMITTED TO ARBITRATION, SHALL BE LITIGATED IN SUCH COURTS, AND EACH OF THE PARTIES WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE IN THE MANNER SET FORTH IN SECTION 11.2. Nothing contained in this Section 12 shall affect the right of any party to serve legal process on any other party in any other manner permitted by law. Nothing contained in this Section 12 shall affect the obligations of the parties with respect to the arbitration of disputes under Section 9.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                   ACCOM, INC.



                                   By:     /s/ Junaid Sheikh
                                           ------------------------------------

                                   Name:   Junaid Sheikh
                                           ------------------------------------

                                   Title:  Chief Executive Officer
                                           ------------------------------------

                                   SCITEX DIGITAL VIDEO, INC.



                                   By:     /s/ Itai Halevy
                                           ------------------------------------

                                   Name:   Itai Halevy
                                           ------------------------------------

                                   Title:  Vice President
                                           ------------------------------------


                                   SCITEX CORPORATION LTD.


                                   By:     /s/ Itai Halevy
                                           ------------------------------------

                                   Name:   Itai Halevy
                                           ------------------------------------

                                   Title:  Corporate Vice President
                                           ------------------------------------



                                   SCITEX DEVELOPMENT CORP.


                                   By:     /s/ Itai Halevy
                                           ------------------------------------

                                   Name:   Itai Halevy
                                           ------------------------------------

                                   Title:  Vice President
                                           ------------------------------------


                                   SCITEX DIGITAL VIDEO (EUROPE) LTD.




                                   By:     /s/ Itai Halevy
                                           ------------------------------------

                                   Name:   Itai Halevy
                                           ------------------------------------

                                   Title:  Vice President
                                           ------------------------------------

                                   SCITEX DIGITAL VIDEO (ASIA PACIFIC), INC.


                                   By:     /s/ Itai Halevy
                                           ------------------------------------

                                   Name:   Itai Halevy
                                           ------------------------------------

                                   Title:  Vice President
                                           ------------------------------------

                                  EXHIBIT A-1

                                     WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF THE DATE HEREOF. THE INVESTOR RIGHTS AGREEMENT CONTAINS PROVISIONS REGARDING CERTAIN RESTRICTIONS ON THE VOTING AND TRANSFER OF SUCH SECURITIES AND CERTAIN OTHER MATTERS. A COPY OF THE INVESTOR RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF THE AGREEMENT IS NULL AND VOID.

                 WARRANT TO PURCHASE COMMON STOCK OF ACCOM, INC.

                             (Subject to Adjustment)

NO. C-1                                                        December 10, 1998

         THIS CERTIFIES THAT, for value received, Scitex Digital Video, Inc., a Massachusetts corporation ("Scitex") or its permitted registered assigns (together with Scitex, the "Holder"), is entitled, subject to the terms and conditions of this Warrant, including, without limitation, Section 12 hereof, at any time or from time to time after December 10, 1998 (the "Effective Date"), and before 5:00 p.m. Pacific Time on the date of an Expiration Event (the "Expiration Date"), to purchase from Accom, Inc., a Delaware corporation (the "Company"), 250,000 shares of Common Stock of the Company (the "Shares") at a price per share of $1.00 (the "Purchase Price"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Asset Purchase Agreement dated as the date hereof by and among the Company, Scitex, Scitex Corporation Ltd., and certain other parties (the "Asset Purchase Agreement").

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         "Common Stock" shall mean the Company's Common Stock, $0.001 par value.

         "Expiration Event" shall mean (a) 5:00 p.m. Pacific Time on December 10, 2008 or (b) the consummation of an acquisition of the Company by another entity by means of any transaction or series of transactions (including, without limitation, any reorganization, merger or consolidation) or the sale of all or substantially all of the Company's assets or any other transaction, in which the capital stock of the Company held by the Company's stockholders of record immediately prior to such acquisition, sale or other transaction do not represent, immediately after such acquisition or sale, at least fifty percent (50%) of the voting power of the surviving or acquiring entity (such acquisition or sale, an "Expiration Acquisition").

         "Fair Market Value" of a share of Common Stock as of a particular date shall mean:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) business days ending immediately prior to the applicable date of valuation;

                  (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

                  (c) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

         "Person" shall mean any individual, corporation, partnership, limited liability company, trust or other entity or organization, including any governmental authority or political subdivision thereof.

         "Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Warrant" shall mean this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.             EXERCISE OF WARRANT

         2.1. Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as
Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment, (i) in cash, by check or by wire transfer; (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by any  combination  of (i) and

(ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

         2.2. Net Issue  Exercise.  In lieu of the payment  methods set forth in
Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares of the Common Stock computed using the following formula:

                  X = Y (A-B)
                           A

                  Where X = the number of shares of Common Stock to be issued to the Holder;

                  Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A = the Fair Market Value of one share of the Company's Common Stock; and

                  B = the Purchase Price (as adjusted to the date of such calculation).

                  All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

         2.3. Stock Certificates; Fractional Shares. As soon as practicable on or after any date of exercise of this Warrant pursuant to this Section 2, the Company shall issue and deliver to the Person entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.4. Partial Exercise; Effective Date of Exercise. This Warrant may be partially exercised only in amounts that result in the issuance of 50,000 or more shares of Common Stock. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The Person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3. VALID ISSUANCE; TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of any of the following events:

         4.1. Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

         4.2.  Adjustment  for  Dividends  or  Distributions  of  Stock or Other
Securities or Property. If the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

         4.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

         4.4. Adjustment for Capital Reorganization, Merger or Consolidation. If all or any capital reorganization of the capital stock of the Company (other than an Expiration Acquisition or a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation (other than an Expiration Acquisition), or the sale of all or substantially all the assets of the Company (other than an Expiration Acquisition), then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5. Conversion of Common Stock. If all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the shares of Common Stock that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing
(a) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (b) the number of shares of Common Stock for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

6. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other shares of capital stock of the Company issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock and Common Stock upon the exercise of this Warrant.

7. TRANSFER AND EXCHANGE. The Warrant and any Common Stock issued upon exercise of the Warrant is subject to, and may be transferred only in accordance with, the Investor Rights Agreement (the "Investor Rights Agreement") dated as of the date hereof by and between the Company and Scitex. In addition, this Warrant and all rights hereunder may be transferred only in compliance with all applicable securities laws and upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company shall issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

8. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder shall not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (a) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (b) the sale of such securities is made pursuant to SEC Rule 144.

9. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants: (a) that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (b) that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; (c) that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; (d) that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof shall not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Registered Holder) and shall be "restricted securities" within the meaning of SEC Rule 144 and that the exemption from registration under Rule 144 shall not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then shall not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (e) that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF DECEMBER 10, 1998. THE INVESTOR RIGHTS AGREEMENT CONTAINS PROVISIONS REGARDING CERTAIN RESTRICTIONS ON THE VOTING, AND TRANSFER OF SUCH SECURITIES AND CERTAIN OTHER MATTERS. A COPY OF THE INVESTOR RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF THE AGREEMENT IS NULL AND VOID.

10. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

11. REGISTRATION RIGHTS. All shares of Common Stock or other shares of capital stock of the Company issuable upon exercise of this Warrant shall be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to the Investor Rights Agreement, dated as of the date hereof, between the Company and the Holder, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

12. CALL OF WARRANTS. If, at any time following the six-month anniversary of the date hereof, the Common Stock has traded on any securities exchange, Nasdaq National Market or over-the-counter market for 20 consecutive trading days at a price of 140% of the Purchase Price, the Company shall have the right, upon ten
(10) days' written notice, to call this Warrant or any portion thereof for redemption at a price of $0.01 per Share then outstanding under this Warrant. The Company shall mail the notice of any call for redemption pursuant to the preceding paragraph to the Holders not less than ten (10) days prior to the date scheduled for redemption (such date scheduled for redemption, the "Call Date"). Such notice shall state the date, place and price of such call. Each Holder shall continue to have the right to exercise the Warrant until 5:00 p.m., Pacific Time, on the second business day preceding the Call Date. Payment of the redemption price set forth above may be made by cash, check or wire transfer.

13. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Investor Rights Agreement.

14. NOTICES OF RECORD DATE. In case:

         14.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right whether in connection with any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation or otherwise; or

         14.2. the number of shares of Common Stock (or other stock or securities at the time receivable upon exercise of this Warrant) to be issued upon exercise of this Warrant is adjusted in any manner whatsoever that results in a 10% or greater change in such number of shares; or

         14.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

         14.4.  of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company shall mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and in each case setting forth the adjustment to the Common Stock to be effective pursuant to such action. Such notice shall be delivered at least twenty-one (21) days prior to the date therein specified.

15. MARKET STAND-OFF AGREEMENT. In addition to any restrictions in the Investor Rights Agreements, the Holder agrees, upon request of the Company's underwriter in connection with an underwritten public offering of the Company's securities, not to sell or otherwise transfer or dispose of any securities of the Company held by the Holder for up to a 30 day period prior to and a 150 day period following the effective date of such underwritten public offering.

16.      MISCELLANEOUS.

         16.1. Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         16.2. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         16.3. Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         16.4. Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

         16.5. Saturdays, Sundays and Holidays. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant on the date first above written.

                                     ACCOM, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                     SCITEX DIGITAL VIDEO, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------




                            SIGNATURE PAGE TO WARRANT

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

ACCOM, INC.                                                      WARRANT NO. C-1

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Accom, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

                  X = Y (A-B)              (     ) =  (____) [(_____) - (_____)]
                      -------                         --------------------------
                           A                                  (_____)

                  Where X = the number of shares of Common Stock to be issued to the Holder;

                  Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A = the Fair  Market  Value of one share of the Common  Stock;
                  and

                  B = the Purchase Price (as adjusted to the date of such calculation).

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:        _____________________________________________

Address:     _____________________________________________

Signature:   _____________________________________________


Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant                  WARRANT NO. C-1
or a portion thereof)

For value received, hereby sells, assigns and transfers unto ________________________ the within Warrant or a portion thereof, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant or such portion thereof on the books of the within-named Company with respect to the number of shares of Common Stock set forth below, with full power of substitution in the premises:

-------------------------- ----------------------- -----------------------------
  Name(s) of Assignee(s)           Address                # of Warrants
-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

And if said number of shares of Common stock shall not be all the shares of Common Stock represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares of Common Stock registered by the Warrant.

Dated:        ________________________________________________

Signature:    ________________________________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad-15.

                                  EXHIBIT A-2

                                     WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF THE DATE HEREOF. THE INVESTOR RIGHTS AGREEMENT CONTAINS PROVISIONS REGARDING CERTAIN RESTRICTIONS ON THE VOTING AND TRANSFER OF SUCH SECURITIES AND CERTAIN OTHER MATTERS. A COPY OF THE INVESTOR RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF THE AGREEMENT IS NULL AND VOID.

                 WARRANT TO PURCHASE COMMON STOCK OF ACCOM, INC.

                             (Subject to Adjustment)

NO. C-2                                                        December 10, 1998

         This Certifies That, for value received, Scitex Digital Video, Inc., a Massachusetts corporation ("Scitex") or its permitted registered assigns (together with Scitex, the "Holder"), is entitled, subject to the terms and conditions of this Warrant, including, without limitation, Section 12 hereof, at any time or from time to time after December 10, 1998 (the "Effective Date"), and before 5:00 p.m. Pacific Time on the date of an Expiration Event (the "Expiration Date"), to purchase from Accom, Inc., a Delaware corporation (the "Company"), 750,000 shares of Common Stock of the Company (the "Shares") at a price per share of $3.00 (the "Purchase Price"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Asset Purchase Agreement dated as the date hereof by and among the Company, Scitex, Scitex Corporation Ltd., and certain other parties (the "Asset Purchase Agreement").

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         "Common Stock" shall mean the Company's Common Stock, $0.001 par value.

         "Expiration Event" shall mean (a) 5:00 p.m. Pacific Time on December 10, 2008 or (b) the consummation of an acquisition of the Company by another entity by means of any transaction or series of transactions (including, without limitation, any reorganization, merger or consolidation) or the sale of all or substantially all of the Company's assets or any other transaction, in which the capital stock of the Company held by the Company's stockholders of record immediately prior to such acquisition, sale or other transaction do not represent, immediately after such acquisition or sale, at least fifty percent (50%) of the voting power of the surviving or acquiring entity (such acquisition or sale, an "Expiration Acquisition").

         "Fair Market Value" of a share of Common Stock as of a particular date shall mean:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) business days ending immediately prior to the applicable date of valuation;

                  (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

                  (c) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

         "Person" shall mean any individual, corporation, partnership, limited liability company, trust or other entity or organization, including any governmental authority or political subdivision thereof.

         "Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Warrant" shall mean this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.             EXERCISE OF WARRANT

         2.1. Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as
Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment, (i) in cash, by check or by wire transfer; (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by any  combination  of (i) and

(ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

         2.2. Net Issue  Exercise.  In lieu of the payment  methods set forth in
Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares of the Common Stock computed using the following formula:

                  X = Y (A-B)
                           A

                  Where X = the number of shares of Common Stock to be issued to the Holder;

                  Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A = the Fair Market Value of one share of the Company's Common Stock; and

                  B = the Purchase Price (as adjusted to the date of such calculation).

                  All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

         2.3. Stock Certificates; Fractional Shares. As soon as practicable on or after any date of exercise of this Warrant pursuant to this Section 2, the Company shall issue and deliver to the Person entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.4. Partial Exercise; Effective Date of Exercise. This Warrant may be partially exercised only in amounts that result in the issuance of 50,000 or more shares of Common Stock. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The Person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3. VALID ISSUANCE; TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of any of the following events:

         4.1. Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

         4.2.  Adjustment  for  Dividends  or  Distributions  of  Stock or Other
Securities or Property. If the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

         4.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

         4.4. Adjustment for Capital Reorganization, Merger or Consolidation. If all or any capital reorganization of the capital stock of the Company (other than an Expiration Acquisition or a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation (other than an Expiration Acquisition), or the sale of all or substantially all the assets of the Company (other than an Expiration Acquisition), then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5. Conversion of Common Stock. If all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the shares of Common Stock that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing
(a) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (b) the number of shares of Common Stock for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

6. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other shares of capital stock of the Company issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock and Common Stock upon the exercise of this Warrant.

7. TRANSFER AND EXCHANGE. The Warrant and any Common Stock issued upon exercise of the Warrant is subject to, and may be transferred only in accordance with, the Investor Rights Agreement (the "Investor Rights Agreement") dated as of the date hereof by and between the Company and Scitex. In addition, this Warrant and all rights hereunder may be transferred only in compliance with all applicable securities laws and upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company shall issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

8. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder shall not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (a) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (b) the sale of such securities is made pursuant to SEC Rule 144.

9. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants: (a) that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (b) that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; (c) that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; (d) that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof shall not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Registered Holder) and shall be "restricted securities" within the meaning of SEC Rule 144 and that the exemption from registration under Rule 144 shall not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then shall not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (e) that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF DECEMBER 10, 1998. THE INVESTOR RIGHTS AGREEMENT CONTAINS PROVISIONS REGARDING CERTAIN RESTRICTIONS ON THE VOTING, AND TRANSFER OF SUCH SECURITIES AND CERTAIN OTHER MATTERS. A COPY OF THE INVESTOR RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF THE AGREEMENT IS NULL AND VOID.

10. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

11. REGISTRATION RIGHTS. All shares of Common Stock or other shares of capital stock of the Company issuable upon exercise of this Warrant shall be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to the Investor Rights Agreement, dated as of the date hereof, between the Company and the Holder, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

12. CALL OF WARRANTS. If the Common Stock has traded on any securities exchange, Nasdaq National Market or over-the-counter market for 20 consecutive trading days at a price of 140% of the Purchase Price, the Company shall have the right, upon ten (10) days' written notice, to call this Warrant or any portion thereof for redemption at a price of $0.01 per Share then outstanding under this Warrant. The Company shall mail the notice of any call for redemption pursuant to the preceding paragraph to the Holders not less than ten (10) days prior to the date scheduled for redemption (such date scheduled for redemption, the "Call Date"). Such notice shall state the date, place and price of such call. Each Holder shall continue to have the right to exercise the Warrant until 5:00 p.m., Pacific Time, on the second business day preceding the Call Date. Payment of the redemption price set forth above may be made by cash, check or wire transfer.

13. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Investor Rights Agreement.

14. NOTICES OF RECORD DATE. In case:

         14.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right whether in connection with any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation or otherwise; or

         14.2. the number of shares of Common Stock (or other stock or securities at the time receivable upon exercise of this Warrant) to be issued upon exercise of this Warrant is adjusted in any manner whatsoever that results in a 10% or greater change in such number of shares;; or

         14.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

         14.4.  of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company shall mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and in each case setting forth the adjustment to the Common Stock to be effected pursuant to such action. Such notice shall be delivered at least twenty-one (21) days prior to the date therein specified.

15. MARKET STAND-OFF AGREEMENT. In addition to any restrictions in the Investor Rights Agreements, the Holder agrees, upon request of the underwriter in connection with an underwritten public offering of the Company's securities, not to sell or otherwise transfer or dispose of any securities of the Company held by the Holder for up to a 30 day period prior to and a 150 day period following the effective date of such underwritten public offering.

16.      MISCELLANEOUS.

         16.1. Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         16.2. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         16.3. Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         16.4. Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

         16.5. Saturdays, Sundays and Holidays. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant on the date first above written.

                                     ACCOM, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                     SCITEX DIGITAL VIDEO, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------



                            SIGNATURE PAGE TO WARRANT

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

ACCOM, INC.                                                      WARRANT NO. C-2

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Accom, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

                  X = Y (A-B)              (     ) =  (____) [(_____) - (_____)]
                      -------                         --------------------------
                           A                                  (_____)

                  Where X = the number of shares of Common Stock to be issued to the Holder;

                  Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

                  A = the Fair  Market  Value of one share of the Common  Stock;
                  and

                  B = the Purchase Price (as adjusted to the date of such calculation).

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:        _____________________________________________

Address:     _____________________________________________

Signature:   _____________________________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant                  WARRANT NO. C-2
or a portion thereof)

For value received, hereby sells, assigns and transfers unto ________________________ the within Warrant or a portion thereof, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant or such portion thereof on the books of the within-named Company with respect to the number of shares of Common Stock set forth below, with full power of substitution in the premises:

-------------------------- ----------------------- -----------------------------
  Name(s) of Assignee(s)           Address                # of Warrants
-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

-------------------------- ----------------------- -----------------------------

And if said number of shares of Common stock shall not be all the shares of Common Stock represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares of Common Stock registered by the Warrant.

Dated:        ________________________________________________

Signature:    ________________________________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad-15.

                                   EXHIBIT B-1

                   NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

$750,000                                                       December 10, 1998

         FOR VALUE RECEIVED, Accom, Inc., a Delaware corporation ("Maker"), promises to pay to Scitex Digital Video, Inc., a Massachusetts corporation ("Payee"), in lawful money of the United States of America, the principal sum of Seven Hundred Fifty Thousand ($750,000) together with interest in arrears on the unpaid principal balance at a variable annual rate equal to the Merrill Lynch Money Market Rate set forth in the Wall Street Journal, which rate shall be established and adjusted as necessary at the beginning of each calendar quarter during the term of this note. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of an Asset Purchase Agreement dated as the date hereof by and among Maker, Payee and certain other parties (the "Agreement") and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.


1.       PAYMENTS

         1.1 Principal and Interest. Subject to Sections 1 and 3 hereof, the principal amount of this Note then outstanding shall be due and payable on the Note Offset Termination Date. Accrued, unpaid interest on the unpaid principal balance of this Note shall be due and payable together with the payment of principal as described above.

         1.2 Manner of Payment. All payments of principal and interest on this Note shall be made by wire transfer to such accounts as specified by Payee, promptly upon request of Maker, or by check at Scitex America, Eight Oak Park Drive, Bedford, Massachusetts 01730, or at such other place in the United States of America as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of California.

         1.3 Optional Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

         1.4 Right of Set-Off. At any time, Maker shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which Maker may be entitled under the Agreement as provided in
Section 9.4 thereof. Upon the exercise of Maker's right of set-off, such set-off shall be considered a payment of the unpaid principal balance of this Note.

2.       DEFAULTS.

         2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

                  (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for five (5) Business Days after Payee notifies Maker thereof writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to
Section 1.5 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

                  (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; or (iv) make an assignment for the benefit of its creditors.

                  (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         2.2 Remedies. Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable attorneys' fees incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note.

3.       SUBORDINATION.

         3.1 Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner set forth in the Subordination Agreement dated the date hereof between LaSalle Business Credit, Inc. ("LaSalle") and Payee (the "Subordination Agreement"), in right of payment to the prior payment in full of all Maker's Senior Indebtedness, as hereinafter defined.

         3.2 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean any and all indebtedness now or at any time or times hereafter owing by Maker to LaSalle

(whether absolute or contingent, direct or indirect and howsoever evidenced including, without limitation, all interest thereon) and all other demands, claims, liabilities or causes of action for which Maker may now or at any time or times hereafter in any way be liable to LaSalle, whether under any agreement, instrument or document executed and delivered or made by Maker to LaSalle or otherwise.

         3.3 Effect of Subordination. Subject to the terms of the Subordination Agreement and subject to the rights of the holders or payees of Senior Indebtedness under this Section 3 to receive cash, securities or other properties otherwise payable or deliverable to Payee of this Note, nothing contained in this Section 3 shall impair, as between Maker and Payee, the obligation of Maker, subject to the terms and conditions hereof, to pay to Payee the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Payee of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

         3.4 Undertaking. By its acceptance of this Note, Payee agrees to execute and deliver such documents as may be reasonably requested from time to time by Maker or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3.

4.       MISCELLANEOUS.

         4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.

         4.2 Notices. Any notice required or permitted to be given hereunder shall be given in accordance with Section 11.2 of the Agreement.

         4.3 Severability. Any provision of this Note which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Note invalid, illegal or unenforceable in any other jurisdiction.

         4.4 Governing Law. This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         4.5 Parties In Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Maker or Payee without the express prior written consent of Maker, except by operation of law or in connection with the sale of all or substantially all of the stock or assets of Maker or Payee (as applicable).

         4.6 Section Headings, Construction. The headings of each Section, subsection or other subdivision of this Note are for reference only and shall not limit or control the meaning thereof. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.




            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                     ACCOM, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                  EXHIBIT B-2

                   NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

$1,315,000                                                     December 10, 1998

         FOR VALUE RECEIVED, Accom, Inc., a Delaware corporation ("Maker"), promises to pay to Scitex Digital Video, Inc., a Massachusetts corporation ("Payee"), in lawful money of the United States of America, the principal sum of One Million Three Hundred Fifteen Thousand Dollars ($1,315,000) together with interest in arrears on the unpaid principal balance at an annual rate equal to 10% as adjusted pursuant to and in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

         This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of an Asset Purchase Agreement dated as the date hereof by and among Maker, Payee and certain other parties (the "Agreement") and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

1.       PAYMENTS

         1.1      Principal and Interest.  Subject to Sections 1 and 3 hereof,

                  (a) On March 31, 1999 and on June 30, 1999, Maker shall make a payment of principal in the amount of $300,000 (or such lesser amount as may then be outstanding hereunder).

                  (b) Commencing on September 30, 1999, and on each December 31, March 31, June 30 and September 30 thereafter until the principal amount and accrued but unpaid interest under this Note is paid, Maker shall make a payment of principal in the amount of $150,000 (or such lesser amount as may then be outstanding hereunder).

                  (c) Accrued, unpaid interest on the unpaid principal balance of this Note, as of any of the above payments of principal, shall be due and payable with such payment.

         1.2 Manner of Payment. All payments of principal and interest on this Note shall be made by wire transfer to such accounts as specified by Payee, promptly upon request of Maker, or by check at Scitex America, Eight Oak Park Drive, Bedford, Massachusetts 01730, or at such other place in the United States of America as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of California.

         1.3 Optional Prepayment. Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

         1.4      Mandatory Prepayments.

                  (a)      Certain Definitions.

                           For  purposes  of  Sections  1.4(a) and  1.4(b),  the
following terms shall have the following meaning:

                           (i)    "Excess  Availability"  shall have the meaning
as defined for such term in the Loan and Security Agreement, dated as of December 10, 1998, between Maker and LaSalle Business Credit, Inc. ("LaSalle"), as it may be amended, renewed, extended or restated (the "Loan Agreement"), and shall be that amount as calculated by and as acceptable to LaSalle as of the appropriate date.

                           (ii)   The "Revolver Balance" shall meaning the total
outstanding Revolving Loans (as defined in the Loan Agreement) as calculated by and as acceptable to LaSalle as of the appropriate date.

                           (iii)  The  "Sweep   Amount"   shall  be  the  Excess
Availability minus $1,500,000, as of the appropriate date, and as otherwise complies with Section 14(a) of the Loan Agreement.

                  (b) Sweep Prepayment. Beginning on June 30, 1999 and on or near the last day of each month thereafter, Maker will calculate the Sweep Amount as of such date. Subject to Section 3 hereof, within 30 days of such date, Maker shall pay Payee such Sweep Amount in accordance with Section 1.2. Any such mandatory prepayments of the Sweep Amount shall be applied to installments of principal in inverse order of their maturity.

         1.5 Interest Rate Increase. Commencing on July 1, 1999, the interest rate shall be increased to 11%, and the interest rate shall be increased by 1% on each October 1, January 1, April 1 and July 1 thereafter, up to a maximum interest rate of 16%.

2.       DEFAULTS.

         2.1 Events of Default. The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

                  (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for five (5) Business Days after Payee notifies Maker thereof writing.

                  (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; or (iv) make an assignment for the benefit of its creditors.

                  (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

         2.2 Remedies. Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable attorneys' fees incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note.

3.       SUBORDINATION.

         3.1 Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner set forth in the Subordination Agreement dated the date hereof between LaSalle Business Credit, Inc. ("LaSalle") and Payee (the "Subordination Agreement"), in right of payment to the prior payment in full of all Maker's Senior Indebtedness, as hereinafter defined.

         3.2 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean any and all indebtedness now or at any time or times hereafter owing by Maker to LaSalle (whether absolute or contingent, direct or indirect and howsoever evidenced including, without limitation, all interest thereon) and all other demands, claims, liabilities or causes of action for which Maker may now or at any time or times hereafter in any way be liable to LaSalle, whether under any agreement, instrument or document executed and delivered or made by Maker to LaSalle or otherwise.

         3.3 Effect of Subordination. Subject to the terms of the Subordination Agreement and subject to the rights of the holders or payees of Senior Indebtedness under this Section 3 to receive cash, securities or other properties otherwise payable or deliverable to Payee of this Note, nothing contained in this Section 3 shall impair, as between Maker and Payee, the obligation of Maker, subject to the terms and conditions hereof, to pay to Payee the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Payee of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

         3.4 Undertaking. By its acceptance of this Note, Payee agrees to execute and deliver such documents as may be reasonably requested from time to time by Maker or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3.

4.       MISCELLANEOUS.

         4.1 Waiver. The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.

         4.2 Notices. Any notice required or permitted to be given hereunder shall be given in accordance with Section 11.2 of the Agreement.

         4.3 Severability. Any provision of this Note which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Note invalid, illegal or unenforceable in any other jurisdiction.

         4.4 Governing Law. This Note shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         4.5 Parties In Interest. This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Maker or Payee without the express prior written consent of Maker, except by operation of law or in connection with the sale of all or substantially all of the stock or assets of Maker or Payee (as applicable).

         4.6 Section Headings, Construction. The headings of each Section, subsection or other subdivision of this Note are for reference only and shall not limit or control the meaning thereof. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

                                     ACCOM, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                  EXHIBIT C-1

                            NONCOMPETITION AGREEMENT


         This Noncompetition Agreement (this "Agreement") is made as of December 10, 1998 by and among Accom, Inc., a Delaware corporation ("Buyer"), Scitex Digital Video, Inc., a Massachusetts corporation ("Seller"), Scitex Corporation Ltd., a corporation formed under the laws of Israel ("Parent"), Scitex Development Corp., a Massachusetts corporation ("Scitex Development"), Scitex Digital Video (Asia Pacific), Inc., a California corporation ("Scitex Asia"), and Scitex Digital Video (Europe) Ltd., a private limited company formed under the laws of England ("Scitex Europe"). Each of Seller, Parent, Scitex
Development, Scitex Asia and Scitex Europe shall be referred to as a "Covenantor" and collectively as the "Covenantors."

                                    RECITALS

         A. Buyer, Seller and Parent and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. As a condition to its willingness to enter into the Asset Purchase Agreement and in consideration of a portion of the Purchase Price set forth in
Section 2.1 of the Asset Purchase Agreement, Buyer has required that each of the Covenantors agree, and each Covenantor has agreed, to the covenants not to compete in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Agreement and to induce the Buyer to consummate the transactions contemplated by the Asset Purchase Agreement, each Covenantor agrees and covenants as follows:

         1.       Noncompetition.

                  (a) During the period commencing on the date hereof and ending on the expiration of seven (7) years following the date hereof, the Covenantor shall not, directly or indirectly (including without limitation, through any subsidiary or other Affiliate (as defined herein) of the Covenantor), own, manage, operate, control or otherwise engage or participate in or be connected as a partner, lender or creditor (other than credit arrangements in the ordinary course of business operations), guarantor, advisor, or consultant in, any business that competes against the business of designing, manufacturing, selling and supporting digital video editing and disk recording tools and virtual set systems, including, but not limited to, tools and systems for the professional video and television production, post production, distribution, effects generation and multimedia marketplaces (the "Business").

                  (b) Consistent with the foregoing provisions of Section 1(a), the Covenantors or any subsidiaries of the Covenantors may own (i) such shares of such companies as listed

Schedule A hereto, provided that in no event shall any of the Covenantors (or any of their respective Affiliates) acquire any additional ownership interest (or right to acquire any ownership interest) in such companies (except as specifically set forth in the footnote to Schedule A with respect to Scidel Technologies) and (ii) securities in any publicly held corporation that may be deemed to compete with the Business, but, with respect to clause (ii) only to the extent the Covenantors and their subsidiaries, in the aggregate, do not own, of record or beneficially, more than 2% of the outstanding beneficial ownership of such publicly held corporation.

                  (c) The restrictions set forth in this Section 1 shall apply worldwide (the "Business Area").

         2. Nonsolicitation and Non-Hiring of Employees. For the period commencing on the date hereof and ending on the expiration of seven (7) years following the date hereof, the Covenantor shall not, either on its own account or for any Person (including without limitation, through any subsidiary or other Affiliate of the Covenantor), solicit, interfere with, or endeavor to cause any employee of the Business conducted by Buyer to leave his or her employment or induce or attempt to induce any such employee to terminate or breach his or her employment agreement, if any, except pursuant to, and in connection with, general advertisements (whether published in newspapers, posted on the intranet or otherwise distributed to the general public) announcing the general availability of employment opportunities with the Covenantor so long as such advertisements are not specifically targeted to the employees of Buyer or its subsidiaries or other Affiliates. For the period commencing on the date hereof and ending on the expiration of three (3) years following the date hereof, the Covenantor shall not, either on its own account or for any Person (including without limitation, through any subsidiary or other Affiliate of the Covenantor), hire any employee or consultant of the Buyer.

         3. Nonsolicitation of Customers. For the period commencing on the date hereof and ending on the expiration of ten (10) years months following the date hereof, the Covenantor shall not, directly or indirectly (including without limitation, through any subsidiary or other Affiliate of the Covenantor), solicit, induce or attempt to induce any past, current or future customer of the Business in the Business Area to cease doing business in whole or in part with Buyer with respect to the products developed, sold or licensed by the Business.

         4. Stay of Time. In the event a court of competent jurisdiction or other Person mutually selected by the parties to resolve any dispute (collectively a "Court") has determined that the Covenantor has violated the provisions of this Agreement, the running of the time period of such provisions so violated shall (if and only if no damages have been or ultimately are imposed on Covenantor with respect to such violation) be automatically suspended as of the date of such violation and shall resume on the date that the Court determines that such violation has permanently ceased.

         5. Injunctive Relief. The remedy at law for any breach of this Agreement is and will be inadequate, and in the event of a breach or threatened breach by the Covenantor of the provisions of this Agreement, Buyer shall be entitled to an injunction restraining the Covenantor from violating the provisions of this Agreement. Nothing herein contained shall be construed as prohibiting Buyer from pursuing any other remedies available to it or them for such breach or threatened breach, including, without limitation, the recovery of damages from the Covenantor and indemnification under Section 9 of the Asset Purchase Agreement.

         6. Separate Covenants. This Agreement shall be deemed to consist of a series of separate covenants, one for each line of business carried on by the Business in each county, state, country or other region included within the Business Area. The parties expressly agree that the character, duration and geographical scope of this Agreement are reasonable in light of the corporate form of the Covenantors and in light of the circumstances as they exist on the date upon which this Agreement has been executed. However, should a determination nonetheless be made by a court of competent jurisdiction at a later date that the character, duration or geographical scope of this Agreement is unreasonable in light of the circumstances as they then exist, then it is the intention and the agreement of each Covenantor that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of each Covenantor which are reasonable in light of the circumstances as they then exist and as are necessary to assure Buyer of the intended benefit of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because, taken together, they are more extensive than necessary to assure Buyer of the intended benefit of this Agreement, it is expressly understood and agreed between the parties hereto that those of such covenants which, if eliminated, would permit the remaining separate covenants to be enforced in such proceeding shall, for the purpose of such proceeding, be deemed eliminated from the provisions hereof.

         7. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Affiliate" of any Person, means (i) any other Person controlling, controlled by or under common control with such Person, (ii) any executive officer of such Person or of any Affiliate of such Person and (iii) any immediate family member of any executive officer of such Person or any executive officer of any Affiliate of such Person.

                  (b) "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, "group" within the meaning of Section 13(d)(3) of the Exchange Act, government, governmental agency, or other legal entity, whether acting in an individual, fiduciary or other capacity.

         8.       Miscellaneous Provisions.

                  (a) Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

                  (b)  Notices.  All  notices,   requests,   demands  and  other
communications called for or contemplated hereunder shall be given in accordance with the Asset Purchase Agreement.

                  (c) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties; however, that

Buyer may assign its rights hereunder, without the consent of any Covenantor, to any entity that acquires or succeeds to the Business. Nothing contained herein, express or implied, is intended to confer upon any Person other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

                  (d) Amendments and Waivers. This Agreement may be modified only by a written instrument duly executed by each party. No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

                  (e)  Survival.  The  covenants,  agreements,   warranties  and
representations entered into or made pursuant to this Agreement, irrespective of any investigation made by or on behalf of any party, shall be continuing.

                  (f) Attorneys' Fees. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the Person making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

                  (g) Binding Nature of Agreement. This Agreement includes each of the Schedules and Exhibits which are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

                  (h) Entire Agreement. This Agreement, together with the Asset Purchase Agreement and the ancillary documents executed in connection therewith, contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof.

                  (i) Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                  (j) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  (k) Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

                  (l) Acquisition of Covenantor. Notwithstanding any of the other provisions of this Agreement, if a Covenantor is acquired by or otherwise combined with an unaffiliated third party (an "Acquiror"), pursuant to a sale of all or substantially all of the assets of such Covenantor or other transaction in which the shareholders of such Covenantor immediately prior to such transaction do not own 50% or more of the outstanding equity of the Acquiror (or the surviving corporation in a merger), then such Acquiror shall not be deemed to be bound by the provisions hereof, but Covenantor and any business that was operated by Covenantor prior to such acquisition or after such acquisition shall continue to be bound by the provisions of this Agreement.

                  9. Submission to Jurisdiction; Agent for Service. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT EXECUTED HEREUNDER SHALL BE LITIGATED IN SUCH COURTS, AND EACH OF THE PARTIES WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE IN THE MANNER SET FORTH IN SECTION 8(b). Nothing contained in this Section 9 shall affect the right of any party to serve legal process on any other party in any other manner permitted by law.

         IN WITNESS WHEREOF, the parties have executed this Noncompetition Agreement as of the date first written above.

                                     ACCOM, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                     SCITEX DIGITAL VIDEO, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------



                                     SCITEX CORPORATION LTD.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                     SCITEX DEVELOPMENT CORP.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                     SCITEX DIGITAL VIDEO
                                     (ASIA PACIFIC), INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                     SCITEX DIGITAL VIDEO (EUROPE) LTD.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                   SCHEDULE A





                                                       Shares owned
      Name of Company, Jurisdiction                as of the date hereof
-----------------------------------------  -------------------------------------

True Vision, Inc.,                         1,820,000 shares of common stock
a Delaware corporation

Scidel Technologies Ltd.,                  420,700 Ordinary Shares;
an Israeli corporation                     199,900 Deferred Shares;
                                           22,086 Preferred B Shares;
                                           Warrants for 11,043 [____] shares (1)

Pitango Multimedia Ltd.,                   199,000 Ordinary Shares
an Israeli corporation




_____________________________________

(1) The Covenantors may, in the aggregate, acquire up to a 50% ownership interest in Scidel Technologies.

                                  EXHIBIT C-2

                            INVESTOR RIGHTS AGREEMENT


         This Investor Rights Agreement (this "Agreement") is made and entered into as of December 10, 1998 by and among Accom, Inc., a Delaware corporation (the "Company"), and Scitex Digital Video, Inc., a Massachusetts corporation (the "Investor").

                                    RECITALS

         A. The Investor has agreed to acquire from the Company, and the Company has agreed to issue to the Investor, two Warrants (the "Warrants") on the terms and conditions set forth in the Asset Purchase Agreement dated as the date hereof by and among the Company, Scitex Corporation Ltd., a Massachusetts corporation, the Investor and certain other parties (the "Asset Purchase Agreement").

         B. As a condition to the issuance of the Warrants to the Investor, the Issuer has agreed to certain restrictions related to the ownership of stock of the Company.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.       Acquisition   of  Additional   Shares,   Voting,   Transfer  and  Other
         Restrictions.

         1.1 Certain Definitions. All capitalized terms used but not defined in this Agreement shall have the meaning as defined for such term in the Asset Purchase Agreement. In addition, as used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" of any Person, means (i) any other Person controlling, controlled by or under common control with such Person, (ii) any director or executive officer of such Person or of any Affiliate of such Person and (iii) any immediate family member of any director or executive officer of such Person or any director or executive officer of any Affiliate of such Person.

                  "Asset Purchase Closing" means the Closing as defined in the Asset Purchase Agreement.

                  "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  "Common Stock" means the Company's common stock, $0.001 par value.

                  "Company Securities" mean any option, warrant, other right to acquire Voting Securities or other capital stock of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "Effective Period" means the period from the date of this Agreement until December ___, 2008.

                  "Investor Shares" means the Warrants and the Common Stock or other shares of capital stock issued upon exercise of the Warrants.

                  "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, "group" within the meaning of Section 13(d)(3) of the Exchange Act, government, governmental agency, or other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "Permitted Transferee" means, with respect to each Person bound by the terms of this Agreement, (i) in respect of the Investor, any descendant, Affiliate or associate (as such term is defined in Rule 405 of the Securities Act) of the Investor or any other Permitted Transferee of such Affiliate; (ii) the Company; (iii) in the event of the dissolution, liquidation or winding up of any such Person that is a corporation or a partnership, the partners of a partnership that is such Person, the stockholder of a corporation that is such Person or a successor partnership all of the partners of which or a successor corporation all of the stockholder of which are the Persons who were the partners of such partnership or the stockholder of such corporation immediately prior to the dissolution, liquidation or winding up of such Person;
(iv) a transferee by testamentary or intestate disposition; (v) a transferee by inter vivos transfer to the transferring Person's spouse, children and/or other lineal descendants; (vi) a trust transferee by inter vivos transfer, the beneficiaries of which are the transferring Person, spouse, children and/or other lineal descendants; (vii) a successor nominee or trustee for the beneficial owner of the shares for which such Person acts as nominee or trustee, as the case may be, or (viii) a Person who acquires all or substantially all of the stock or assets of such Person; provided, however, that any such Permitted Transferee shall have agreed in writing in form and substance satisfactory to the Company to be bound by, and hold the Registrable Securities acquired by it subject to, the terms of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, as the same shall be in effect at the time.

                  "Total Voting Power" at any time means the total combined voting power in the general election of directors of all the Voting Securities then outstanding.

                  "Transfer" means any sale, transfer, pledge, encumbrance or other disposition.

                  "Voting Securities" means any shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors.

         1.2      Acquisition of Additional Shares.

                  (a) The Investor covenants and agrees with the Company that, during the Effective Period, the Investor will not, and will not permit any of its Affiliates, in either case without the prior written consent of the Company, to acquire Beneficial Ownership of any Company Securities other than the Investor Shares.

                  (b) If at any time, as the result of any transaction or circumstances, the Investor and its Affiliates shall acquire Beneficial Ownership of any Company Securities other than the Investor Shares, inadvertently or otherwise, in violation of this Agreement, then the Investor shall promptly take such action as may be necessary or appropriate to divest such Beneficial Ownership of Company Securities.

         1.3. Voting; Irrevocable Proxy; Further Assurances. The Investor covenants and agrees with the Company that:

                  (a) During the Effective Period, at all meetings of the stockholders of the Company, in the election of directors and upon any and all matters, which may be submitted to a vote or approval of the stockholders of the Company, at any stockholder's regular or special meeting or in any action taken by written consent of the stockholders of the Company taken without a meeting, the Investor shall (or, with respect to Voting Securities Beneficially Owned by its Affiliates, shall use its best efforts to) (i) cause all Voting Securities Beneficially Owned by it or its Affiliates to be present or represented for the purpose of establishing a quorum and (ii) cause all Voting Securities Beneficially Owned by it or any of its Affiliates to be voted in accordance with the instructions of the majority of the Board of Directors of the Company. The provisions of this Section 1.3(a) shall remain in effect regardless of the effectiveness of the Proxy granted pursuant to Section 1.3(b) below, including if for any reason the Proxy is deemed void, unlawful or otherwise ineffective.

                  (b)  Contemporaneously   with  the  Investor's  execution  and
delivery of this Agreement, the Investor shall grant and deliver to the Company an irrevocable proxy with respect to all present and future Investor Shares in the form attached hereto as Exhibit A (the "Proxy"), pursuant to the provisions of Section 212 of the Delaware General Corporation Law. The Investor acknowledges and affirms that the Proxy is given as a condition of this Agreement and the Asset Purchase Agreement and as such is coupled with an interest in the Investor Shares and is irrevocable. Pursuant to the Proxy, Investor grants to the person named therein (the "Proxy Holder") the right to vote, or to execute and deliver written consents or otherwise act with respect to, any and all Voting Securities eligible to vote on any manner submitted to the stockholders of the Company at the Proxy Holder's sole and absolute discretion, to the same effect and extent as the Investor might or could do under any applicable laws or regulations governing the rights and powers of a Delaware corporation. The Proxy shall remain in effect during the Effective Period.

                  (c) The Investor agrees to perform in good faith such further acts and execute such further documents and instruments as may be required to vest in the Company and the Proxy Holder the power to carry out and give effect to the provisions of this Agreement and the Proxy.

         1.4. Further Restrictions on Conduct. The Investor covenants and agrees with the Company that, during the Effective Period, neither it nor any of its Affiliates shall:

                  (a) initiate, propose, make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" to vote, or seek to influence any Person with respect to the voting of, any Company Securities, or become a "participant" in a "solicitation" or "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act), in any election contest with respect to the election or removal of the members of the Board, except for any of the foregoing actions taken in support of any recommendation of the Board;

                  (b) other than a transaction permitted by Section 1.5(b)(iv) hereof, solicit, offer, seek or propose to acquire shares of Company Securities in excess of the number of shares permitted by this Agreement, whether directly or indirectly through a tender offer, proxy or consent solicitation, exchange offer, merger proposal or otherwise; or

                  (c) become a member of a "group" within the meaning of Section 13(d)(3) of the Exchange Act with any person other than the Investor and its Affiliates.

         1.5 Restrictions on Transfer. The Investor covenants and agrees with the Company that:

                  (a) until the third anniversary of the date of this Agreement, the Investor will not Transfer any of the Investor Shares to any Person other than a Permitted Transferee except through;

                           (i)      a Transfer through a bona fide  underwritten
public offering registered under the Securities Act effected in accordance with the provisions of Section 2.4 hereof, with an underwriter or underwriters and pursuant to procedures reasonably acceptable to the Company, intended to achieve a broad public distribution of the Investor Shares covered thereby; or

                           (ii)     Transfers    in   normal    and    customary
open-market transactions on a national securities exchange, provided that the total number of Investor Shares so transferred by the Investor in any one-week period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of the Common Stock or (b) twenty percent (20%) of the average weekly trading volume for Common Stock for the four weeks immediately preceding the week in which the relevant Transfer occurs.

                  (b) after the third anniversary of the date of this Agreement, the Investor will not Transfer any Investor Shares except through:

                           (i)      a Transfer through a bona fide  underwritten
public offering registered under the Securities Act effected in accordance with the provisions of Section 2 hereof, with an underwriter or underwriters and pursuant to procedures reasonably acceptable to the Company, intended to achieve a broad public distribution of the Investor Shares covered thereby;

                           (ii)     Transfers    in   normal    and    customary
open-market transactions on a national securities exchange, provided that the total number of Investor Shares so transferred by the Investor in any one-week period shall not exceed the greater of (a) one percent (1%) of the outstanding shares of the Common Stock or (b) twenty percent (20%) of the average weekly trading volume for Common Stock for the four weeks immediately preceding the week in which the relevant Transfer occurs;

                           (iii)    a Transfer  of the  Investor  Shares,  other
than pursuant to (ii) above, provided that: (A) the aggregate number of Investor Shares so Transferred in any transaction or series of related transactions with any Person does not exceed five percent (5%) of the Company Securities then outstanding and (B) the Person to whom the Investor Shares are transferred does not and will not, as the result of such Transfer, Beneficially Own Company Securities aggregating more than five percent (5%) of the total number of Company Securities then outstanding;

                           (iv)     a Transfer  of all or  substantially  all of
the Investor Shares in a transaction involving the opportunity for all holders of Company Securities other than the Investor to dispose of all or a proportionate part of such Company Securities for the same consideration as, and on terms and conditions not materially less favorable than those available to the Investor; or

                           (v)      a Transfer  by the  Investor  to a Permitted
Transferee.

2.       Registration Rights.

         2.1      Definitions. For purposes of this Section 2:

                  (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement

                  (b) Registrable Securities. The term "Registrable Securities" means any Common Stock or other shares of capital stock of the Company (i) issued or to be issued upon exercise of the Warrants and (ii) issued by way of stock dividend or stock split or other distribution, recapitalization or reclassification with respect to, or in exchange for, or in replacement of, any other Registrable Securities (such shares referred to herein as the "Warrant Shares"). Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

                  (c) Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock of the Company that are Registrable Securities and (l) are then issued and outstanding or (2) are then issuable pursuant to an exercise of the Warrants or pursuant to conversion of securities issuable pursuant to an exercise of the Warrants.

                  (d) Holder. For purposes of this Section 2, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.

                  (e) SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

         2.2      Demand Registration.

                  (a) Request by Holders. If the Company shall at any time after the first anniversary of the date hereof receive a written request from any of the Holders of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within fifteen (15) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given such Holders to the Company within fifteen (15) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided that the Registrable Securities requested by all Holders to be registered pursuant to such request must be at least fifty percent (50%) of all Registrable Securities then outstanding; and provided further that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2.2, or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.3 if at least 50% of the number of Registrable Securities as to which registration was requested by the Holders were registered therein.

                  (b) Underwriting. If the Holders initiating the registration request under this Section 2.2 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In addition, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders participating in such offering. Such underwriting agreement shall include a market stand-off agreement of up to 180 days if required by such underwriter. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the initiating Holders). If any such exclusion causes less than 50% of the number of shares of Registrable Securities as to which registration was requested by the Holders to be registered, such registration may be withdrawn at the request of a majority of the Holders of Registrable Securities to be included in such offering and, if so withdrawn within ten (10) days after such Holders are notified of such exclusion, such registration shall not constitute a request for registration under Section 2.2(e). Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) Maximum Number of Demand Registrations. The Company shall be obligated to effect only two (2) such registrations pursuant to this Section 2.2.

                  (d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  (e) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.2, including without limitation all federal and state securities and "blue sky" registration fees, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for any of the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers. In addition, each Holder shall bear such Holders' legal fees, in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities to be registered pursuant to such request agree that such registration constitutes the use by the Holders of one
(1) demand registration pursuant to this Section 2.2 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (l) such demand registration); provided, further, however, that if at the time of such withdrawal, such Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 2.2.

                  (e) Notwithstanding any provision of this Agreement, the Company shall not be obligated to effect any registration pursuant to this
Section 2.2 if at the time of any request for such registration, the Registrable Securities are not listed for trading on the New York Stock Exchange, Nasdaq National Market or any other equivalent United States stock market or exchange.

         2.3      Piggyback Registrations.

                  (a) The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 of this Agreement, to any employee benefit plan, to any corporate reorganization or to a sale solely in connection with a Rule 145 transaction or a registration statement which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (b) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters) on terms no less favorable to such Holders than available to the Company if the Company is participating in such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriters may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement and each of the other holders of Common Stock with similar registration rights, if any, on a pro rata basis based on the total number of Registrable Securities then held by each such Holder and Common Stock of any other holder participating in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are affiliates of such Holder shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (c) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.3, including without limitation all federal and state securities and "blue sky" registration fees, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for any of the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers. In addition, each Holder shall bear such Holders' legal fees, in connection with such offering by the Holders.

                  (d) Not Demand  Registration.  Registration  pursuant  to this
Section  2.3 shall not be deemed to be a demand  registration  as  described  in
Section 2.2 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

         2.4 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company shall not be required to keep any such registration statement effective for more than one hundred twenty (120) days. Prior to filing a registration statement or prospectus relating to the sale of Registrable Securities, or any amendments or supplements thereto, the Company will furnish to counsel representing the Holders of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel within five (5) business days after receipt thereof.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective during the distribution period and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of such registration statement, and of each amendment and supplement thereto, such prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (d) Use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of each of the 50 states of the United States (or such jurisdictions as each seller shall reasonably request), or obtain appropriate exemptions therefrom, and keep such state securities/"blue sky" registrations effective, or keep the appropriate exemption therefrom effective, during the effective period of such registration statement, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller in accordance with their intended method of distribution thereof, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this case (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

                  (e) Notify promptly each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 2.4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, if required, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (g) (i) Use reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if any, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and desired by the Company; and (ii) use reasonable efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than when such distribution so requires an agent or registrar, if any;

                  (h) to the extent permitted by the rules of the AICPA, if requested by the underwriters in any underwritten offering, use reasonable efforts to obtain for such underwriters a "cold comfort" letter or letters from the Company's independent public accountants in customary form;

                  (i)  make  available  for  inspection  by any  seller  of such
Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) notify the Holders of Registrable Securities included in such registration statement promptly (i) when the registration statement, or any post-effective amendment to the amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

                  (k) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                  (l) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

                  (m)  obtain  for  delivery  to  the  Holders  of   Registrable
Securities being registered and to the underwriter or agent an opinion or opinions of counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

                  (n) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

         2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

         2.6 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

                  (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and Affiliates of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls, is under common control or is controlled by such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof whether or not such identified party is a party thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                           (i) any untrue  statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, or

                           (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer, director or Affiliate thereof, underwriter or controlling person for any legal or other
expenses  reasonably   incurred  by  them,  as
incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration through an instrument or document provided by such Holder, partner, officer, director, underwriter or controlling person of such Holder specifically stating that it is for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any indemnified party and shall survive the transfer of such securities by such seller.

                  (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its Affiliates, each of its officers who have signed the registration statement, each person, if any, who controls or is under common control or controlled by the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any and all losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto whether or not such identified party is a party thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder specifically stating that it is for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Affiliate, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this subsection 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 2.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises; provided further, however, that such Holder shall not be obligated to provide such indemnity to the extent that such losses, claims or liabilities result from the failure of the Company to promptly amend or take action to correct or supplement any such registration statement or prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

                  (c) Notice. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.6 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.6.

                  (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement;

and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (f) Survival. The obligations of the Company and Holders under this Section 2.6 shall survive until the first anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

         2.7 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Sections 2.2 or 2.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section
2.2 or 2.3 more than three (3) years after the date of the exercise of either Warrant or, if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may then be sold under Rule 144 in any three month period without exceeding the volume limitations thereunder.

         2.8 Transfer of Registration Rights. The registration rights may only be transferred to a Holder reasonably acceptable to the Company that acquires all of the Investor's Registrable Securities or to any party acquiring all or substantially all of the stock or assets of a Holder.

         2.9 Rule 144 and Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time or
(ii) any similar rule or regulation hereafter adopted by the SEC.

3.       Miscellaneous Provisions

         3.1 Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

         3.2  Notices.

         All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy (as indicated by a telecopy confirmation and if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                  If to Buyer:                  Accom, Inc.
                                                1490 O'Brien Drive
                                                Menlo Park, CA 94025
                                                Attn: President
                                                Fax: 650-327-2511

                  With copies to:               Gibson, Dunn & Crutcher LLP
                                                1530 Page Mill Road
                                                Palo Alto, CA 94304
                                                Attn: Gregory T. Davidson
                                                Fax: 650-849-5333

                  If to Investor:               Scitex Corporation Ltd.
                                                P.O. Box 330
                                                Herzilya B 46103
                                                Israel
                                                Attn: President
                                                Fax:  011-972-9-9597722

                  With copies to:               Brobeck, Phleger & Harrison, LLP
                                                One Market, Spear Street Tower
                                                San Francisco, CA 94105
                                                Attn: Steve L. Camahort
                                                Fax: (415) 442-1010

         3.3 Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties provided, however, that any party may freely assign this Agreement to any party acquiring all or substantially all of the stock or assets of such assigning party. Nothing contained herein, express or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

         3.4 Amendments and Waivers. This Agreement and all exhibits may be modified only by a written instrument duly executed by each party. No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

         3.5 Survival. The covenants, agreements, warranties and representations
entered  into  or  made  pursuant  to  this   Agreement,   irrespective  of  any
investigation made by or on behalf of any party, shall be continuing.

         3.6 Remedies. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute or otherwise, and the election by a party of one or more remedies shall not constitute a waiver of the party's right to pursue any other available remedies.

         3.7 Attorneys' Fees. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

         3.8 Binding Nature of Agreement. The Agreement includes each of the exhibits which are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

         3.9 Entire Agreement. This Agreement contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof.

         3.10 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         3.11 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         3.12 Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.




            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Investor Right Agreement on the date first above written.

                                     ACCOM, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                     SCITEX DIGITAL VIDEO, INC.



                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         Scitex Digital Video, Inc., a Massachusetts corporation (the "Investor"), as of the date hereof, is the holder of a warrant for 250,000 shares of common stock of Accom, Inc., a Delaware corporation (the "Company"), and a warrant for 750,000 shares of common stock of the Company (together such warrants, the "Warrants").

         The Investor hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Junaid Sheikh and David Lahar, and each of them, the attorneys and proxies of the Investor with full power of substitution and resubstitution, to the fullest extent of the Investor's rights with respect to
(i) all the shares of capital stock of Company owned by the Investor as of the date of this proxy and (ii) any and all other shares of capital stock of Company which the Investor may acquire at any time after the date hereof, including any shares of Common Stock of the Company acquired pursuant to the Warrants. The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to herein as the "Shares." If an individual named as a proxy above ceases to serve as a director or officer of the Company, then such person shall no longer be a proxy hereunder, and a replacement proxy shall be appointed by the Board of Directors of the Company, which person shall be a director or officer of the Company.

         Upon the execution hereof, all prior proxies given by the Investor with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares. This proxy is given as a condition to the Investor Rights Agreement, dated as of December ___, 1998, by and between the Company and the Investor (the "Investor Rights Agreement"), and the Asset Purchase Agreement (as defined in the Investor Rights Agreement) and as such is coupled with an interest in the Shares and is irrevocable. Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Investor Rights Agreement.

         The attorneys and proxies named above shall be empowered, and are entitled to exercise this proxy, to vote all of the Shares at any time and from time to time for so long as the Investor Beneficially Owns any Company Securities in accordance with Section 1.3 of the Investor Rights Agreement at any regular or special meeting of the stockholders of the Company, however called, and in any action by written consent of stockholders of the Company without a meeting.

         IN WITNESS WHEREOF, the Investor has executed this proxy as of December ___, 1998.



                                     SCITEX DIGITAL VIDEO, INC.



                                     By:
                                        ----------------------------------------

                                     Name:  Itai Halevy
                                          --------------------------------------

                                     Title:  Vice President
                                           -------------------------------------

                                   EXHIBIT D


                                  BILL OF SALE


         This Bill of Sale (this "Bill of Sale") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Seller") in favor of Accom, Inc., a Delaware corporation ("Buyer").

                                    RECITALS

         Seller, Buyer and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement"). All capitalized terms used but not defined herein shall have the meaning as defined for such term in the Asset Purchase Agreement. In accordance with the Asset Purchase Agreement, Seller desires to sell, convey and deliver to Buyer the Acquired Assets.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Buyer to consummate the transactions contemplated by the Asset Purchase Agreement, Seller hereto agrees as follows:

         1. By this Bill of Sale, Seller does hereby sell, transfer, convey, assign and deliver to Buyer, all of Seller's right, title and interest in and to all of the Acquisition Assets, to have and to hold the Acquisition Assets unto Buyer and its successors and permitted assigns, to and for its and their proper use and benefit, forever.

         2. Seller hereby covenants with Buyer and its successors and permitted assigns that, from time to time after the date hereof, Seller will execute and deliver to Buyer such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be requested by Buyer in order to vest in Buyer all of Seller's right, title and interest in and to the Acquisition Assets and carry out the purpose and intent of this Bill of Sale and the Asset Purchase Agreement.

         3. This Bill of Sale is executed and delivered pursuant to the Asset Purchase Agreement and shall be governed by and interpreted according to the terms thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale on the date first above written.

                                   ACCOM, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   SCITEX DIGITAL VIDEO, INC.



                                   By:
                                      ------------------------------------------
                                   Name:  Itai Halevy
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                  EXHIBIT E-1


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (this "Agreement") dated as of December 10, 1998 is made by and between Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") and Accom, Inc., a Delaware corporation ("Assignee").

                                     RECITAL

         A. Assignor, Assignee and certain other parties entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to the Asset Purchase Agreement, Assignor has agreed to assign and Assignee has agreed to assume certain of the rights and obligations of Assignor.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, the parties hereto agree as follows:

          1. From and after the date hereof, Assignee agrees to observe, perform and discharge, and assumes and agrees to be bound by, the terms, restrictions, obligations and duties of Assignor under the contracts and agreements listed on Exhibit A hereto (the "Assumed Obligations"), but only to the extent such obligations or duties are applicable to and accrue with respect to, or are to be performed in, periods subsequent to the date hereof.

          2. Assignor hereby sells, conveys, transfers and assigns to Assignee all of Assignor's rights, duties and obligations under the Assumed Obligations.

          3. Except as set forth herein or as expressly provided in the Asset Purchase Agreement, Assignee shall not assume, and shall not be obligated to pay, discharge, perform or otherwise satisfy, any obligation, debt, or liability, contingent or otherwise, of Assignor.

          4. Assignor and Assignee shall each execute, acknowledge (if appropriate) and deliver, or cause the execution, acknowledgment and delivery of, such further documents and instruments as may reasonably be requested by the other party hereto to implement the purposes of this Agreement.

          5. All capitalized terms used but not defined herein shall have the meaning given to them in the Asset Purchase Agreement.

          6. This Agreement is executed and delivered pursuant to the Asset Purchase Agreement and shall be governed by and interpreted in accordance with the Asset Purchase Agreement.

          7.      Miscellaneous Provisions.

                  (a) Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

                  (b) Amendments and Waivers. This Agreement may be modified only by a written instrument duly executed by each party. No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

                  (c) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  (d) Section Headings. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                   ACCOM, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   SCITEX DIGITAL VIDEO, INC.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    EXHIBIT A

                               Assumed Obligations


Agreements, each as amended           Customer                   Dated as of
--------------------------------------------------------------------------------

                                 EXHIBIT E-2-A

                             U.S. PATENT ASSIGNMENT


         This Patent Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patents issued by the United States Patent and Trademark Office and set forth on Exhibit A hereto (the "Patents"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patents, including any foreign counterparts, divisions, continuations or reissues thereof, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patents, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                        SCITEX DIGITAL VIDEO, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                                 EXHIBIT E-2-B


                             U.S. PATENT ASSIGNMENT


         This Patent Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Corporation Ltd., an Israel corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patents issued by the United States Patent and Trademark Office and set forth on Exhibit A hereto (the "Patents"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patents, including any foreign counterparts, divisions, continuations or reissues thereof, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patents, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                      SCITEX CORPORATION LTD.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT A

                                  EXHIBIT E-3-A


                            FOREIGN PATENT ASSIGNMENT


         This Patent Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patents issued by certain foreign patent and trademark offices and set forth on Exhibit A hereto (the "Patents"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patents, including any foreign counterparts, divisions, continuations or reissues thereof, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patents, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                         SCITEX DIGITAL VIDEO, INC.



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                         Acknowledgment by Notary Public


State of California

County of Santa Clara


         On this  ________ day of  December,  1998,  before me, the  undersigned
Notary Public,  personally appeared                     , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

Seal:                                    Signature:
                                         Name:                   , Notary Public

                                    EXHIBIT A

                                 EXHIBIT E-3-B


                            FOREIGN PATENT ASSIGNMENT


         This Patent Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Corporation Ltd., an Israel corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patents issued by certain foreign patent and trademark offices and set forth on Exhibit A hereto (the "Patents"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patents, including any foreign counterparts, divisions, continuations or reissues thereof, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patents, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                      SCITEX CORPORATION LTD.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                         Acknowledgment by Notary Public


State of California

County of Santa Clara


         On this  ________ day of  December,  1998,  before me, the  undersigned
Notary Public,  personally appeared                     , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

Seal:                                    Signature:
                                         Name:                   , Notary Public

                                    EXHIBIT A

                                  EXHIBIT E-4-A


                       U.S. PATENT APPLICATION ASSIGNMENT


         This Patent Application Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patent applications filed with the United States Patent and Trademark Office and set forth on Exhibit A hereto (the "Patent Applications"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patent Applications and any patents that may issue therefrom, including any foreign counterparts, divisions, continuations, or reissues of such patents, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patent Applications, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         2. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any officer of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                       SCITEX DIGITAL VIDEO, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A

                                 EXHIBIT E-4-B


                       U.S. PATENT APPLICATION ASSIGNMENT


         This Patent Application Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Corporation Ltd., an Israel corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patent applications filed with the United States Patent and Trademark Office and set forth on Exhibit A hereto (the "Patent Applications"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patent Applications and any patents that may issue therefrom, including any foreign counterparts, divisions, continuations, or reissues of such patents, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patent Applications, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         2. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any officer of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                        SCITEX CORPORATION LTD.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                                 EXHIBIT E-5-A


                      FOREIGN PATENT APPLICATION ASSIGNMENT


         This Patent Application Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patent applications filed with certain foreign patent and trademark offices and set forth on Exhibit A hereto (the "Patent Applications"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patent Applications and any patents that may issue therefrom, including any foreign counterparts, divisions, continuations, or reissues of such patents, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patent Applications, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         2. Assignor hereby authorizes and requests any officer of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                      SCITEX DIGITAL VIDEO, INC.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                         Acknowledgment by Notary Public


State of California

County of Santa Clara


         On this  ________ day of  December,  1998,  before me, the  undersigned
Notary Public,  personally appeared                     , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

Seal:                                    Signature:
                                         Name:                  , Notary Public

                                    EXHIBIT A

                                 EXHIBIT E-5-B


                      FOREIGN PATENT APPLICATION ASSIGNMENT


         This Patent Application Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Corporation Ltd., an Israel corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B. Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patent applications filed with certain foreign patent and trademark offices and set forth on Exhibit A hereto (the "Patent Applications"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Patent Applications and any patents that may issue therefrom, including any foreign counterparts, divisions, continuations, or reissues of such patents, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Patent Applications, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         2. Assignor hereby authorizes and requests any officer of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                        SCITEX CORPORATION LTD.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                         Acknowledgment by Notary Public


State of California

County of Santa Clara


         On this  ________ day of  December,  1998,  before me, the  undersigned
Notary Public,  personally appeared                     , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

Seal:                                    Signature:
                                         Name:                   , Notary Public

                                    EXHIBIT A

                                 EXHIBIT E-6-A


                              REGISTERED TRADEMARK
                      AND TRADEMARK APPLICATION ASSIGNMENT


         This Registered Trademark and Trademark Application Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the trademarks registered with (the "Registered Trademarks") and the trademark applications filed with (the "Trademark Applications") the United States Patent and Trademark Office and set forth on Exhibit A hereto, together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Registered Trademarks and the Trademark Applications, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Registered Trademarks and the Trademark Applications, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         2. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any officer of any country or countries foreign to the United States, whose duty it is to issue trademarks or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                       SCITEX DIGITAL VIDEO, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A

                                 EXHIBIT E-6-B


                              REGISTERED TRADEMARK
                      AND TRADEMARK APPLICATION ASSIGNMENT


         This Registered Trademark and Trademark Application Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Corporation Ltd., an Israel corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the trademarks registered with (the "Registered Trademarks") and the trademark applications filed with (the "Trademark Applications") the United States Patent and Trademark Office and set forth on Exhibit A hereto, together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Registered Trademarks and the Trademark Applications, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Registered Trademarks and the Trademark Applications, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives.

         2. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any officer of any country or countries foreign to the United States, whose duty it is to issue trademarks or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                        SCITEX CORPORATION LTD.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                                 EXHIBIT E-7-A


                  UNREGISTERED AND FOREIGN TRADEMARK ASSIGNMENT


         This Unregistered and Foreign Trademark Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Digital Video, Inc., a Massachusetts corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the unregistered and foreign trademarks set forth on Exhibit A hereto (the "Trademarks"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Trademarks, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Trademarks, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives; provided.


         2. Assignor hereby authorizes and requests any officer of any country or countries foreign to the United States, whose duty it is to issue trademarks or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                       SCITEX DIGITAL VIDEO, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                         Acknowledgment by Notary Public


State of California

County of Santa Clara


         On this  ________ day of  December,  1998,  before me, the  undersigned
Notary Public,  personally appeared                     , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

Seal:                                    Signature:
                                         Name:                   , Notary Public

                                    EXHIBIT A

                                 EXHIBIT E-7-B


                  UNREGISTERED AND FOREIGN TRADEMARK ASSIGNMENT


         This Unregistered and Foreign Trademark Assignment (this "Assignment") is made as of December 10, 1998 by Scitex Corporation Ltd., an Israel corporation ("Assignor") to Accom, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

         A. Assignor, Assignee and certain other parties have entered into the Asset Purchase Agreement dated as the date hereof (the "Asset Purchase Agreement").

         B Pursuant to Section 1.1(b) of the Asset Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the unregistered and foreign trademarks set forth on Exhibit A hereto (the "Trademarks"), together with the goodwill of the business pertaining thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained in the Asset Purchase Agreement and the covenants and agreements in this Assignment and to induce Assignee to consummate the transactions contemplated by the Asset Purchase Agreement, Assignor hereto agrees as follows:

         1. Assignor does hereby sell, transfer, convey, assign and deliver to Assignee all of Assignor's right, title and interest in and to the Trademarks, together with the goodwill of the business pertaining thereto, the same to be held by Assignee for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment and sale had not been made; together with all claims for damages by reason of past infringements of the Trademarks, along with the right to sue for and collect such damages for the use and benefit of Assignee and its successors, assigns and other legal representatives; provided.

         2. Assignor hereby authorizes and requests any officer of any country or countries foreign to the United States, whose duty it is to issue trademarks or other evidence or forms of intellectual property protection or applications as aforesaid, to issue the same to Assignee and its successors, assigns and other legal representatives in accordance with the terms of this instrument.

         IN WITNESS WHEREOF, Assignee has executed this Assignment on the date first above written.


                                         SCITEX CORPORATION LTD.



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                         Acknowledgment by Notary Public


State of California

County of Santa Clara


         On this  ________ day of  December,  1998,  before me, the  undersigned
Notary Public,  personally appeared                     , personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

Seal:                                    Signature:
                                         Name:                   , Notary Public

                                    EXHIBIT A